                                                                    Exhibit 99.1

                       [BANC OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET


$358,669,000 CERTIFICATES (APPROXIMATE)


ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
Offered Certificates: AI, AII, M-1, M-2, M-3 and M-4


ASSET BACKED FUNDING CORPORATION
Depositor


ACCREDITED HOME LENDERS, INC.
Originator


LITTON LOAN SERVICING LP
Servicer





APRIL 22, 2003



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                          CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
                                                                     Expected        Expected
                  Expected                            Expected      Principal          Last
                  Approx.      Interest   Principal   WAL (yrs)    Window (mos)    Distribution
    Class         Size (1)       Type        Type      CALL/MAT      CALL/MAT        Date (2)          Expected Ratings
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   MOODY'S     S&P     FITCH
------------------------------------------------------------------------------------------------------------------------------
AI               $109,394,000    Fixed       SEN      2.88/3.37     1-83/1-182      06/25/2018       Aaa       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
AII              $191,962,000  Floating      SEN      2.36/2.41     1-83/1-120      04/25/2013       Aaa       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
M-1               $24,034,000  Floating      MEZ      4.74/5.22    39-83/39-153     01/25/2016       Aa2       AA       AA
------------------------------------------------------------------------------------------------------------------------------
M-2               $19,413,000  Floating      MEZ      4.70/5.12    38-83/38-138     10/25/2014       A2         A       A+
------------------------------------------------------------------------------------------------------------------------------
M-3               $10,168,000  Floating      MEZ      4.69/4.98    37-83/37-117     01/25/2013      Baa1      BBB+      A-
------------------------------------------------------------------------------------------------------------------------------
M-4                $3,698,000  Floating      MEZ      4.68/4.83    37-83/37-99      07/25/2011      Baa2       BBB     BBB+
------------------------------------------------------------------------------------------------------------------------------

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Expected Last Distribution Date is the date the Certificate is paid in full assuming the Prepayment Assumption to Maturity and other modeling assumptions.

--------------------------------------------------------------------------------
STRUCTURE:
----------

(1) The Class AI Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AII Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are backed by the cash flows from both the Group I Mortgage Loans and the Group II Mortgage Loans.

(2) The margin on the Class AII Certificates will double and the margins on the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will equal 1.5x their original margins after the Optional Termination Date. Also, after the Optional Termination Date, the Pass-Through Rate of the Class AI Certificates will increase by 0.50%.

(3)  The Certificates will be subject to a Net WAC Rate as described herein.

(4) The Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are not expected to receive principal payments prior to the Stepdown Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PREPAYMENT ASSUMPTION
--------------------------------------------------------------------------------
FIXED-RATE MORTGAGE       100% FRM PPC
LOANS                     100% FRM PPC assumes that prepayments start at 2.3%
                          CPR in month one, increase by approximately 2.3% each
                          month to 23% CPR in month ten, and remain at 23% CPR
                          thereafter.
--------------------------------------------------------------------------------
ADJUSTABLE-RATE           100% ARM PPC
MORTGAGE LOANS            100% ARM PPC assumes that prepayments start at 4% CPR
                          in month one, increase by approximately 1.348% each
                          month to 35% CPR in month twenty-four, and remain at
                          35% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE              Tel: (704) 388-1597
--------------------------              Fax: (704) 335-5904

Chris Hentemann                         chris.c.hentemann@bankofamerica.com
Rob Karr                                robert.h.karr@bankofamerica.com
Pat Beranek                             patrick.beranek@bankofamerica.com
Jeff Willoughby                         jeff.t.willoughby@bankofamerica.com

GLOBAL ABS GROUP                        Fax: (704) 388-9668 (Fax)
----------------
Mary Rapoport                           Tel: (704) 387-0998
                                        mary.e.rapoport@bankofamerica.com
Nikki Baldonieri                        Tel: (704) 388-7508
                                        nicole.baldonieri@bankofamerica.com
Kirk Meyers                             Tel: (704) 388-3148
                                        kirk.b.meyers@bankofamerica.com
Shaun Ahmad                             Tel: (704) 387-2658
                                        shaun.ahmad@bankofamerica.com
Pinar Kip (Collateral)                  Tel: (704) 387-1852
                                        pinar.kip@bankofamerica.com

RATING AGENCIES
---------------
George Areu  - Moody's                  (212) 553-1426
Quincy Tang  - Fitch                    (212) 908-0693
Scott Mason   - S&P                     (212) 438-2539
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------
DEAL INFORMATION                                                  COLLATERAL INFORMATION
Expected Pricing            [04/25/2003]                          Cut-off Date                     04/01/2003
Expected Settlement         05/08/2003                            Next Payment                     05/01/2003
First Distribution          05/25/2003                            Due Period                       2nd to the 1st per month
Stepdown                    05/25/2006
BOND INFORMATION
                                                                                 Expected
   Class       Dated Date      Initial         Accrual Method     Delay      Last Distribution               REMIC
                             Accrual Days                          Days           Date *               Maturity Date **
     AI        04/01/2003         37               30/360           24          06/25/2018                05/25/2033
    AII        05/08/2003         0               Act/360            0          04/25/2013                05/25/2033
    M-1        05/08/2003         0               Act/360            0          01/25/2016                05/25/2033
    M-2        05/08/2003         0               Act/360            0          10/25/2014                05/25/2033
    M-3        05/08/2003         0               Act/360            0          01/25/2013                05/25/2033
    M-4        05/08/2003         0               Act/360            0          07/25/2011                05/25/2033
------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is the date the Certificates are paid in full assuming the Pricing Speed to Maturity and other modeling assumptions.
** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
TITLE OF SECURITIES:         Asset Backed Funding Corporation Mortgage Loan
                             Asset-Backed Certificates, Series 2003-AHL1

OFFERED CERTIFICATES:        The Class AI, Class AII Certificates (together, the
                             "Class A Certificates") and the Class M-1, Class
                             M-2, Class M-3 and Class M-4 Certificates.

NON-OFFERED CERTIFICATES:    The Class M-5 Certificates (together with the
                             Offered Certificates, the "Certificates") and the Class N, Class X, and Class R Certificates.

MEZZANINE CERTIFICATES:      The Class M-1, Class M-2, Class M-3, Class M-4 and
                             Class M-5 Certificates.

OFFERING TYPE:               The Offered Certificates will be offered publicly
                             pursuant to a Prospectus.

DEPOSITOR:                   Asset Backed Funding Corporation

ORIGINATOR AND               Accredited Home Lenders, Inc. ("AHL")

SUB-SERVICER:                AHL is a nationwide banking company that
                             originates, finances, sells, securitizes and services subprime Mortgage Loans. AHL focuses on borrowers who generally do not meet conforming underwriting guidelines because of higher loan-to-value ratios, the nature or absence of income documentation, limited credit histories, high levels of consumer debt, or past credit difficulties. AHL originates loans in all 50 states and the District of Columbia and over 90% of origination's come through a network of over 4,000 approved and licensed brokers throughout the country working with over 180 account executives in five wholesale divisions.

                             On February 14, 2003, Accredited Home Lenders Holding Co. (Nasdaq:LEND) announced its initial public offering of 9,650,000 shares of common stock.

SERVICER:                    Litton Loan Servicing LP ("Litton"). Fitch Ratings
                             ("Fitch") has assigned Litton its "RPS1" and "RSS1" primary and special servicer ratings for subprime and high loan-to-value product. Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
                             ("S&P") currently rates Litton as "Strong" for both its residential special and subprime primary servicing categories. Moody's Investors Service,
                             Inc. ("Moody's") has assigned Litton a rating of "SQ1" as a primary servicer of subprime loans and as a special servicer. Each of these ratings is the highest rating available from the respective rating agency.

TRUSTEE:                     JPMorgan Chase Bank

LEAD MANAGER:                Banc of America Securities LLC

CO-MANAGER:                  Greenwich Capital Markets

CLOSING DATE:                On or about May 8, 2003.

TAX STATUS:                  The Certificates, exclusive of the right to the Net
                             WAC Rate Carryover Amount, will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:           The Certificates are expected to be ERISA eligible
                             under Banc of America Securities' administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Certificates remain in the four highest rating categories.

SMMEA ELIGIBILITY:           The Class A and Class M-1 Certificates are expected
                             to constitute "mortgage related securities" for
                             purposes of SMMEA. The remaining Certificates will
                             NOT be SMMEA eligible.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

DISTRIBUTION DATE:           The 25th of each month, or if such day is not a
                             business day, the next succeeding business day, beginning in May 2003.

SERVICING FEES:              Approximately 0.50% per annum on the aggregate
                             principal balance of the Mortgage Loans.

TRUSTEE FEES:                Approximately 0.005% per annum on the aggregate
                             principal balance of the Mortgage Loans.

CUT-OFF DATE:                April 1, 2003

ACCRUED INTEREST:            The price to be paid by investors for the
                             Certificates (other than the Class AI Certificates) will not include accrued interest (settle flat).
                             The price to be paid by investors for the Class AI
                             Certificates will include accrued interest from April 1, 2003 up to, but not including, the Closing
                             Date (37 days).

DAY COUNT:                   With respect to the Certificates (other than the
                             Class AI Certificates), Actual/360 and with respect to the Class AI Certificates, 30/360.

PAYMENT DELAY:               With respect to the Certificates (other than the
                             Class AI Certificates), 0 days and with respect to the Class AI Certificates, 24 days.

MORTGAGE LOANS:              As of the Cut-off Date, the aggregate principal
                             balance of the Mortgage Loans was approximately
                             $369,762,338.23 of which: (i) approximately
                             $134,225,535.21 consisted of fixed-rate mortgage loans (the "Group I Mortgage Loans") and (ii) approximately $235,536,803.01 consisted of adjustable-rate mortgage loans (the "Group II
                             Mortgage Loans" and together with the Group I
                             Mortgage Loans, the "Mortgage Loans"). See the attached collateral descriptions for additional information on the Mortgage Loans.

PREPAYMENT PERIOD:           With respect to any Distribution Date, the calendar
                             month preceding the month of such Distribution
                             Date.

OPTIONAL TERMINATION DATE:   The first Distribution Date on which the aggregate
                             principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off
                             Date Principal Balance").

MONTHLY SERVICER ADVANCES:   The Servicer will be obligated to advance its own
                             funds in an amount equal to the aggregate of all
                             payments of principal and interest (net of
                             Servicing Fees) that were due during the related
                             period on the Mortgage Loans. Advances are required
                             to be made only to the extent they are deemed by
                             the Servicer to be recoverable from related late
                             collections, insurance proceeds, condemnation
                             proceeds or liquidation proceeds. The Servicer will
                             not make any advances of principal or interest with
                             respect to REO properties.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT:          Credit enhancement for the structure is provided by
                             Excess Cashflow, overcollateralization, and subordination.

                             CERTIFICATE CREDIT ENHANCEMENT
                             ------------------------------

                             (1) The Class A Certificates are enhanced by Excess Cashflow, as well as by the subordination of the Mezzanine Certificates and the Overcollateralization Amount, together, initially, approximately 18.50% of the Cut-off Date Principal Balance.

                             (2) The Class M-1 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together, initially, approximately 12.00% of the Cut-off Date Principal Balance.

                             (3) The Class M-2 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together, initially, approximately 6.75% of the Cut-off Date Principal Balance.

                             (4) The Class M-3 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together, initially, approximately 4.00% of the Cut-off Date Principal Balance.

                             (5) The Class M-4 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together, initially, approximately 3.00% of the Cut-off Date Principal Balance.

OVERCOLLATERALIZATION        The Overcollateralization Amount is equal to the
AMOUNT:                      excess of the aggregate principal balance of the
                             Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount is expected to approximately equal the Overcollateralization
                             Target Amount. To the extent the
                             Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess
                             Cashflow will be directed to build the
                             Overcollateralization Amount until the
                             Overcollateralization Target Amount is reached.

EXPECTED                     Prior to the Stepdown Date, approximately 1.30% of
OVERCOLLATERALIZATION        the aggregate Cut-off Date Principal Balance. On or
TARGET AMOUNT:               after the Stepdown Date, assuming a Trigger Event
                             is not in effect, the greater of (x) 2.60% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                             (y) 0.50% of the aggregate Cut-off Date Principal
                             Balance. On or after the Stepdown Date if a Trigger
                             Event is in effect, the Expected
                             Overcollateralization Target Amount for the immediately preceding Distribution Date.

EXCESS CASHFLOW:             For the Certificates and for each Distribution Date
                             is equal to the sum of (x) any
                             Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Certificates and (ii) the Principal Remittance Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:                                Initial             After
                               Class    Credit Support    Stepdown Support
                               -----    --------------    ----------------
                                 A          18.50%             37.00%
                                M-1         12.00%             24.00%
                                M-2          6.75%             13.50%
                                M-3          4.00%              8.00%
                                M-4          3.00%              6.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------
OVERCOLLATERALIZATION        The Overcollateralization Release Amount means,
RELEASE AMOUNT:              with respect to any Distribution Date on or after
                             the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution
                             Date (assuming that 100% of the aggregate Principal
                             Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such
                             Distribution Date.

OVERCOLLATERALIZATION        As of any Distribution Date, the
DEFICIENCY AMOUNT:           Overcollateralization Deficiency Amount is the
                             excess, if any, of (a) the Overcollateralization
                             Target Amount for such Distribution Date over (b) the Overcollateralization Amount for such
                             Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Remittance
                             Amount (but not the Extra Principal Distribution
                             Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution
                             Date.

AVAILABLE FUNDS:             Available Funds will be equal to the sum of the
                             following amounts with respect to the Mortgage
                             Loans, net of amounts reimbursable therefrom to the
                             Servicer and Trustee: (i) the aggregate amount of
                             monthly payments on the Mortgage Loans due on the
                             related due date and received by the Servicer by
                             the determination date, after deduction of the
                             Servicing Fees and the Trustee Fees for such
                             Distribution Date, and any unreimbursed advances or
                             other amounts as to which the Servicer or the
                             Trustee are required to be paid or reimbursed
                             pursuant to the Pooling and Servicing Agreement,
                             (ii) certain unscheduled payments in respect of the
                             Mortgage Loans, including prepayments (but
                             excluding prepayment charges), insurance proceeds,
                             net liquidation proceeds, any collections on REO
                             properties, and proceeds from repurchases of and
                             substitutions for such Mortgage Loans occurring
                             during the related Prepayment Period, and (iii)
                             payments from the Servicer in connection with
                             Advances and prepayment interest shortfalls for
                             such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STEPDOWN DATE AND TRIGGER DESCRIPTION
--------------------------------------------------------------------------------
STEPDOWN DATE:               The earlier to occur of (i) the Distribution Date
                             on which the principal balance of the Class A
                             Certificates is reduced to zero and (ii) the later to occur of (a) the Distribution Date in May 2006 and (b) the first Distribution Date on which the credit enhancement percentage is greater than or equal to 37.00%.

TRIGGER EVENT:               If either the Delinquency Test or Cumulative Loss
                             Test is violated.

DELINQUENCY TEST:            If the 60+ day delinquency percentage (including
                             loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 44.00% of the Credit Enhancement Percentage of the Class A Certificates.

CREDIT ENHANCEMENT           For any Distribution Date is the percentage
PERCENTAGE:                  obtained by dividing (x) the aggregate certificate
                             principal balance of the Mezzanine Certificates plus the Overcollateralization Amount by (y) the aggregate balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and prior to distribution of the Principal Distribution Amount to the Certificateholders then entitled to distributions of principal on such Distribution
                             Date.

CUMULATIVE LOSS TEST:        The Cumulative Realized Loss Percentage exceeds the
                             approximate applicable Trigger Loss Percentages set forth below with respect to such Distribution Date
                             (the Trigger Loss Percentage will increase each month and can be calculated using straight line interpolation methodology between the respective
                             Trigger Loss Percentages):


                                DISTRIBUTION DATES       TRIGGER LOSS PERCENTAGE
                                ------------------       -----------------------
                               May 2006 - April 2007             2.50%
                               May 2007 - April 2008             3.75%
                               May 2008 - April 2009             5.00%
                             May 2009 and thereafter             5.75%

CUMULATIVE REALIZED LOSS     As of any Distribution Date, the quotient,
PERCENTAGE:                  expressed as a percentage, which is obtained by
                             dividing (a) the total amount of Realized Losses
                             incurred on the Mortgage Loans from and after the
                             Cut-off Date by (b) the Cut-off Date Principal
                             Balance.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for the Class AI Certificates will be the lesser of (x) the certificate coupon for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the AII Certificates for any Distribution Date will be the lesser of (x) the Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Mezzanine Certificates, for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                The Formula Rate for any Distribution Date and any
                             class is the lesser of:

                             (i) the sum of (a) LIBOR as determined for the related accrual period and (b) the certificate margin for the applicable class; and

                             (ii)   the Maximum Cap Rate for such Distribution
                                    Date.

STEP-UP COUPON:              On each Distribution Date after the Optional
                             Termination Date, the Pass-Through Rates for the
                             Certificates will step-up as follows (subject to being capped by the related Net WAC Rate and the Maximum Cap Rate, as applicable):

                             (i) AI Certificates : 0.50% greater than the certificate coupon.

                             (ii)   Class AII Certificates : 2 times the
                                    certificate margin.

                             (iii) Mezzanine Certificates : 1.5 times the related certificate margin.

ADJUSTED NET                 The Adjusted Net Mortgage Rate for each Mortgage
MORTGAGE RATE:               Loan is equal to the mortgage interest rate less
                             the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

ADJUSTED NET                 The Adjusted Net Maximum Mortgage Rate for each
MAXIMUM                      Mortgage Loan is equal to the maximum mortgage
MORTGAGE RATE:               interest rate (or the mortgage interest rate for
                             any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

MAXIMUM CAP RATE:            The Maximum Cap Rate for the Class AII Certificates
                             is equal to (subject to an adjustment based on the actual number of days in the relative accrual period) the weighted average of the Adjusted Net
                             Maximum Mortgage Rates on each Group II Mortgage
                             Loan . The Maximum Cap Rate for the Mezzanine
                             Certificates is equal to (subject to an adjustment based on the actual number of days in the relative accrual period) the weighted average, as of the beginning of the related accrual period of the Adjusted Net Maximum Mortgage Rates.

NET WAC RATE:                The Pass-Through Rates on the Certificates will be
                             subject to a Net WAC Rate (subject to an adjustment based on the actual number of days in the accrual period as it relates to the Certificates, other than the Class AI Certificates). The Net WAC Rate for the Class AI Certificates will be equal to the weighted average of the Adjusted Net Mortgage Rate for the Group I Mortgage Loans. The Net WAC Rate for the Class AII Certificates will be equal to the weighted average of the Adjusted Net Mortgage Rate for the Group II Mortgage Loans. The Net WAC Rate for the Mezzanine Certificates will be equal to the weighted average, as of the beginning of the related Accrual Period, of the Adjusted Net
                             Mortgage Rates of all the Mortgage Loans.

NET WAC RATE                 If, on any Distribution Date the Pass-Through Rate
CARRYOVER AMOUNT:            for the Certificates is limited by the related Net
                             WAC Rate, the Net WAC Rate Carryover Amount for
                             such class is equal to the sum of (i) the excess of
                             (a) the amount of interest that would have accrued
                             on such class based on the related Pass-Through
                             Rate without regard to the Net WAC Rate over (b)
                             the amount of interest actually accrued on such
                             class based on the related Net WAC Rate and (ii)
                             the unpaid portion of any related Net WAC Rate
                             Carryover Amount from any prior Distribution Dates
                             together with accrued interest at the related
                             Pass-Through Rate without regard to the Net WAC
                             Rate. Any Net WAC Rate Carryover Amount will be
                             paid on such Distribution Date or future
                             Distribution Dates to the extent of funds
                             available.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      GROUP II YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------

GROUP II YIELD MAINTENANCE AMOUNT:

On the Closing Date, the Trustee will enter into a Group II Yield Maintenance Agreement with [Bank of America, N.A.] (the "Counterparty") for the benefit of the Class AII Certificates. The notional balance of the Group II Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 14.0%. The Group II Yield Maintenance Agreement will terminate after the Distribution Date in July 2006.

------------------------------------------------------------------------------------------------------------------------------
                                       GROUP II YIELD MAINTENANCE AMOUNT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
  PERIOD      NOTIONAL          STRIKE     PERIOD        NOTIONAL          STRIKE      PERIOD       NOTIONAL         STRIKE
------------------------------------------------------------------------------------------------------------------------------
    1       191,962,000.00     12.54          14        148,690,332.49      6.88          27        81,289,499.85     7.38
    2       190,141,699.63      6.88          15        143,858,916.60      7.11          28        76,783,826.88     7.40
    3       188,049,004.76      7.11          16        138,869,740.84      6.88          29        72,443,590.35     7.40
    4       185,687,262.25      6.88          17        133,737,771.70      6.88          30        68,259,174.70     7.65
    5       183,060,789.36      6.88          18        128,477,655.30      7.11          31        64,225,005.19     7.41
    6       180,174,871.87      7.11          19        123,104,479.72      6.88          32        60,335,712.26     7.65
    7       177,035,756.73      6.88          20        117,633,825.33      7.11          33        56,586,105.21     7.41
    8       173,650,639.01      7.11          21        112,081,413.08      6.88          34        52,971,252.65     8.86
    9       170,027,643.15      6.88          22        106,464,388.92      7.14          35        49,505,421.03     9.81
    10      166,175,798.47      6.88          23        101,054,642.09      7.90          36        46,163,500.58     8.86
    11      162,105,008.84      7.35          24         95,839,102.92      7.14          37        42,941,074.91     9.15
    12      157,826,016.70      6.88          25         90,810,823.31      7.38          38        42,941,074.91     8.86
    13      153,350,361.48      7.11          26         85,963,112.78      7.14          39        42,941,074.91     9.16
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTION
--------------------------------------------------------------------------------
I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class AI C`ertificates, the Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class AI Certificates, the Unpaid Interest Shortfall Amounts for such class for such Distribution Date; and

(iii) to the holders of the Class AII Certificates, the remaining Accrued Certificate Interest and then the remaining Unpaid Interest Shortfall Amounts, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class AII Certificates, the Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class AII Certificates, the Unpaid Interest Shortfall Amounts for such class for such Distribution Date; and

(iii) to the holders of the Class AI Certificates, the remaining Accrued Certificate Interest, and then the remaining Unpaid Interest Shortfall Amounts, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(vi)     any remainder as described under "Excess Cashflow Distribution".
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        PRINCIPAL DISTRIBUTION (PRIOR TO STEPDOWN OR TRIGGER IN EFFECT)
--------------------------------------------------------------------------------

I. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, until the certificate principal balance of such class is reduced to zero; and

(ii) to the holders of the Class AII Certificates, until the certificate principal balance of such class is reduced to zero, after distribution of the Group II Principal Distribution Amount pursuant to II(i) below.

II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class AII Certificates, until the certificate principal balance of such class is reduced to zero; and

(ii) to the holders of the Class AI Certificates until the certificate principal balance of such class is reduced to zero, after distribution of the Group I Principal Distribution Amount pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the holders of the Class M-1 Certificates until the certificate principal balance of such class is reduced to zero;

(ii) to the holders of the Class M-2 Certificates until the certificate principal balance of such class is reduced to zero;

(iii) to the holders of the Class M-3 Certificates until the certificate principal balance of such class is reduced to zero;

(iv) to the holders of the Class M-4 Certificates until the certificate principal balance of such class is reduced to zero; and

(v) to the holders of the Class M-5 Certificates until the certificate principal balance of such class is reduced to zero.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        PRINCIPAL DISTRIBUTION (AFTER STEPDOWN AND NO TRIGGER IN EFFECT)
--------------------------------------------------------------------------------

IV. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, the Class AI Principal Distribution Amount until the certificate principal balance of such class is reduced to zero; and

(ii) to the holders of the Class AII Certificates until the certificate principal balance of such class is reduced to zero, to the extent not distributed pursuant to V(i) below.

V. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class AII Certificates, the Class AII Principal Distribution Amount until the certificate principal balance of such class is reduced to zero; and

(ii) to the holders of the Class AI Certificates until the certificate principal balance of such class is reduced to zero, to the extent not distributed pursuant to IV(i) above.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group II Principal Distribution Amount and the Group I Principal Distribution Amount remaining undistributed after IV and V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance of such class is reduced to zero;

(ii) to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance of such class is reduced to zero;

(iii) to the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance of such class is reduced to zero;

(iv) to the holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance of such class is reduced to zero; and

(v) to the holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance of such class is reduced to zero.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------


On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amounts;

(xii) to pay the Net WAC Rate Carryover Amount, if any, to the Class A (pro rata by class balance), Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates, in that order, in each case until such amount is paid in full for each such class; and

(xiii) any remaining amounts to Certificates which are not offered and not previously mentioned.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:    Accrued Certificate Interest for each class of
                                 Certificates for each Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of Certificates, minus such class's interest percentage of shortfalls caused by the Relief
                                 Act or similar state laws for such Distribution
                                 Date.

UNPAID INTEREST                  The Unpaid Interest Shortfall Amount means (i)
SHORTFALL AMOUNT:                for each class of Certificates and the first
                                 Distribution Date, zero, and (ii) with respect to each class of Certificates and any Distribution Date after the first Distribution
                                 Date, the amount, if any, by which (a) the sum of (1) current interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall
                                 Amount, if any, for such class for such
                                 preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding
                                 Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                                 Distribution Date, to the extent permitted by law, at the Pass-Through Rate without regard to the Net WAC Rate for such class for the related
                                 Interest Accrual Period.

ALLOCATED REALIZED LOSS AMOUNT:  An Allocated Realized Loss Amount with respect to any class of the Mezzanine Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

REALIZED LOSSES:                 A Realized Loss is (i) as to any Mortgage Loan
                                 that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) any valuation by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loans and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                 All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-5 Certificates, fourth to the Class M-4 Certificates, fifth to the Class M-3 Certificates, sixth to the Class M-2 Certificates, and lastly to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

CLASS AI ALLOCATION PERCENTAGE:  The Class AI Allocation Percentage for any
                                 Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group I Principal Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution Date.

CLASS AII ALLOCATION             The Class AII Allocation Percentage for any
PERCENTAGE:                      Distribution Date is the percentage equivalent
                                 of a fraction, the numerator of which is (i) the Group II Principal Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution Date.


GROUP I BASIC PRINCIPAL          The Group I Basic Principal Distribution Amount
DISTRIBUTION AMOUNT:             means with respect to any Distribution Date the
                                 excess of (i) the Group I Principal Remittance
                                 Amount for such Distribution Date over (ii) the
                                 product of (a) the Overcollateralization
                                 Release Amount, if any, for such Distribution
                                 Date and (b) the Class AI Allocation
                                 Percentage.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

GROUP I INTEREST                 The Group I Interest Remittance Amount with
REMITTANCE AMOUNT:               respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest received or advanced with respect to the Group
                                 I Mortgage Loans.

GROUP I PRINCIPAL                The Group I Principal Distribution Amount with
DISTRIBUTION AMOUNT:             respect to any Distribution Date is the sum of
                                 (i) the Group I Basic Principal Distribution
                                 Amount for such Distribution Date and (ii) the product of (a) the Extra Principal Distribution
                                 Amount for such Distribution Date and (b) the Class AI Allocation Percentage.

GROUP I PRINCIPAL                The Group I Principal Remittance Amount means
REMITTANCE AMOUNT:               with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal collected or advanced on the Group I Mortgage
                                 Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Servicer during such Prepayment Period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such Prepayment Period with respect to the Group I Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group
                                 I Mortgage Loan, deposited to the Collection
                                 Account during such Prepayment Period, (v) the principal portion of any related substitution adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group I Mortgage Loans, and (vi) on the
                                 Distribution Date on which the Trust is to be terminated in accordance with the Pooling
                                 Agreement, that portion of the Termination
                                 Price, representing principal with respect to the Group I Mortgage Loans.

GROUP II BASIC PRINCIPAL         The Group II Basic Principal Distribution
DISTRIBUTION AMOUNT:             Amount means with respect to any Distribution
                                 Date the excess of (i) the Group II Principal
                                 Remittance Amount for such Distribution Date over (ii) the product of (a) the Overcollateralization Release Amount, if any, for such Distribution Date and (b) the Class
                                 AII Allocation Percentage.

GROUP II INTEREST                The Group II Interest Remittance Amount with
REMITTANCE AMOUNT:               respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest received or advanced with respect to the Group
                                 II Mortgage Loans.

GROUP II PRINCIPAL               The Group II Principal Distribution Amount with
DISTRIBUTION AMOUNT:             respect to any Distribution Date is the sum of
                                 (i) the Group II Basic Principal Distribution
                                 Amount for such Distribution Date and (ii) the product of (a) the Extra Principal Distribution
                                 Amount for such Distribution Date and (b) the Class AII Allocation Percentage.

GROUP II PRINCIPAL               The Group II Principal Remittance Amount means
REMITTANCE AMOUNT:               with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal collected or advanced on the Group II Mortgage
                                 Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans applied by the Servicer during the related Prepayment Period,
                                 (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such Prepayment Period with respect to the Group II Mortgage Loans, (iv) for any repurchased Group II Mortgage Loan, that portion of the purchase price that is allocable to principal of such repurchased
                                 Group II Mortgage Loan deposited to the
                                 Collection Account during the related
                                 Prepayment Period, (v) the principal portion of any related substitution adjustments deposited in the Collection Account on or prior to the related Determination Date with respect to the Group II Mortgage Loans, and (vi) on the
                                 Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price allocable to principal with respect to the Group II Mortgage Loans.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount is the sum of
                                 the Group I Principal Remittance Amount and the
                                 Group II Principal Remittance Amount.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION           The Principal Distribution Amount is the sum of
AMOUNT:                          the Group I Principal Distribution Amount and
                                 the Group II Principal Distribution Amount.

EXTRA PRINCIPAL DISTRIBUTION     The Extra Principal Distribution Amount with
AMOUNT:                          respect to any Distribution Date is the lesser
                                 of (x) the Excess Cashflow for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for such Distribution Date.

CLASS AI PRINCIPAL               The Class AI Principal Distribution Amount is
DISTRIBUTION AMOUNT:             equal to the product of (i) the Class AI
                                 Allocation Percentage and (ii) the Class A
                                 Principal Distribution Amount.

CLASS AII PRINCIPAL              The Class AII Principal Distribution Amount is
DISTRIBUTION AMOUNT:             equal to the product of (i) the Class AII
                                 Allocation Percentage and (ii) the Class A
                                 Principal Distribution Amount.

CLASS A PRINCIPAL                The Class A Principal Distribution Amount is an
DISTRIBUTION AMOUNT:             amount equal to the excess of (x) the
                                 certificate principal balance of the Class A
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related Prepayment Period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount) and the Class M-1 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related
                                 Prepayment Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related
                                 Prepayment Period, minus the product of (x)
                                 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the payment of the Class
                                 M-1 Principal Distribution Amount) and the
                                 Class M-2 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 86.50% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period after giving effect to
                                 prepayments in the related Prepayment Period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period after giving effect to
                                 prepayments in the related Prepayment Period,
                                 minus the product of (x) 0.50% and (y) the
                                 principal balance of the of the Mortgage Loans
                                 as of the Cut-off Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount for
DISTRIBUTION AMOUNT:             any Distribution Date is an amount equal to the
                                 excess of (x) the sum of the certificate principal balance of the Class A Certificates
                                 (after taking into account the payment of the Class A Principal Distribution Amount on that
                                 Distribution Date), the Class M-1 Certificates
                                 (after taking into account the payment of the Class M-1 Principal Distribution Amount on that
                                 Distribution Date), the Class M-2 Certificates
                                 (after taking into account the payment of the Class M-2 Principal Distribution Amount on that
                                 Distribution Date) and the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related Prepayment Period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount for
DISTRIBUTION AMOUNT:             any Distribution Date is an amount equal to the
                                 excess of (x) the sum of the certificate principal balance of the Class A Certificates
                                 (after taking into account the payment of the Class A Principal Distribution Amount on that
                                 Distribution Date), the Class M-1 Certificates
                                 (after taking into account the payment of the Class M-1 Principal Distribution Amount on that
                                 Distribution Date), the Class M-2 Certificates
                                 (after taking into account the payment of the Class M-2 Principal Distribution Amount on that
                                 Distribution Date), the Class M-3 Certificates
                                 (after taking into account the payment of the Class M-3 Principal Distribution Amount on that
                                 Distribution Date) and the Class M-4
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to prepayments in the related Prepayment Period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount for
DISTRIBUTION AMOUNT:             any Distribution Date is an amount equal to the
                                 excess of (x) the sum of the certificate
                                 principal balance of the Class A Certificates
                                 (after taking into account the payment of the
                                 Class A Principal Distribution Amount on that
                                 Distribution Date), the Class M-1 Certificates
                                 (after taking into account the payment of the
                                 Class M-1 Principal Distribution Amount on that
                                 Distribution Date), the Class M-2 Certificates
                                 (after taking into account the payment of the
                                 Class M-2 Principal Distribution Amount on that
                                 Distribution Date), the Class M-3 Certificates
                                 (after taking into account the payment of the
                                 Class M-3 Principal Distribution Amount on that
                                 Distribution Date), the Class M-4 Certificates
                                 (after taking into account the payment of the
                                 Class M-4 Principal Distribution Amount on that
                                 Distribution Date) and the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 97.40% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period after giving effect to
                                 prepayments in the related Prepayment Period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period after giving effect to
                                 prepayments in the related Prepayment Period,
                                 minus the product of (x) 0.50% and (y) the
                                 Cut-off Date Principal Balance.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                   TOTAL POOL
                                   ----------


SUMMARY                                                                       TOTAL              MINIMUM              MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                                  $369,762,338.23        $28,721.51           $598,603.98
Number of Loans                                                                2,357
Average Original Loan Balance                                               $157,305.73
Average Current Loan Balance                                                $156,878.38
(1) Weighted Average Combined Original LTV                                     81.21%              10.18%               100.00%
(1) Weighted Average Gross Coupon                                              7.585%              5.625%               12.180%
(1) (2) Weighted Average Gross Margin                                          6.314%              4.250%               9.490%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)              31                  18                   34
(1) Weighted Average Remaining Term to Maturity (months)                        339                 117                   358
(1) (3) Weighted Average Credit Score                                           631                 491                   807
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3) 100.00% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------
                                                                 PERCENT OF
                                                                CUT-OFF DATE
                                      RANGE                   PRINCIPAL BALANCE
                                      -----                   -----------------
Product Type                          Adjustable                   63.70%
                                      Fixed                        36.30%
Fully Amortizing Mortgage Loans                                    91.98%

Lien                                  First                        100.00%
                                      Second                        0.00%

Property Type                         Single Family Residence      74.38%
                                      2-4 Family                    5.36%
                                      PUD                          13.02%
                                      Low Rise Condo                5.85%
                                      Manufactured Housing          0.50%
                                      High Rise Condo               0.35%

Occupancy Status                      Owner Occupied               95.89%
                                      Non-Owner Occupied            3.77%
                                      Second Home                   0.34%

Geographic Distribution               California                   40.31%
                                      Florida                       7.45%
                                      Ohio                          4.14%
                                      Illinois                      3.94%
                                      Indiana                       3.81%
Number of States (including DC)       46
Largest Zip Code Concentration        93030
Loans with Prepayment Penalties       97.44%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PRINCIPAL BALANCE

-------------------------------------------------------------------------------------

                              NUMBER OF        AGGREGATE    PERCENT OF
CUT-OFF  DATE MORTGAGE LOAN   MORTGAGE         PRINCIPAL    PRINCIPAL
PRINCIPAL BALANCE               LOANS           BALANCE      BALANCE      W.A. DTI
-------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          43         $1,848,408.21     0.50%         34.72%
$50,000.01 - $75,000.00         290         18,557,476.50     5.02          37.62
$75,000.01 - $100,000.00        378         33,269,876.32     9.00          39.24
$100,000.01 - $125,000.00       362         40,805,113.37    11.04          40.52
$125,000.01 - $150,000.00       288         39,216,002.64    10.61          41.42
$150,000.01 - $175,000.00       216         35,006,913.81     9.47          41.67
$175,000.01 - $200,000.00       214         40,050,189.14    10.83          42.05
$200,000.01 - $225,000.00       135         28,721,990.81     7.77          42.85
$225,000.01 - $250,000.00        96         22,812,706.57     6.17          42.93
$250,000.01 - $275,000.00        89         23,319,878.45     6.31          42.67
$275,000.01 - $300,000.00        71         20,321,244.34     5.50          42.85
$300,000.01 - $325,000.00        48         14,939,065.19     4.04          43.24
$325,000.01 - $350,000.00        32         10,855,415.43     2.94          40.80
$350,000.01 - $375,000.00        24          8,721,929.52     2.36          44.17
$375,000.01 - $400,000.00        23          8,980,077.53     2.43          42.91
$400,000.01 - $425,000.00         6          2,484,554.72     0.67          40.24
$425,000.01 - $450,000.00        16          7,026,631.93     1.90          46.26
$450,000.01 - $475,000.00         9          4,182,116.01     1.13          43.23
$475,000.01 - $500,000.00        13          6,406,176.28     1.73          43.09
$500,000.01 - $525,000.00         1            518,362.63     0.14          37.65
$525,000.01 - $550,000.00         1            542,488.63     0.15          49.90
$575,000.01 - $600,000.00         2          1,175,720.21     0.32          45.46
-------------------------------------------------------------------------------------
TOTAL:                        2,357       $369,762,338.23   100.00%         41.66%
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                  W.A.        W.A.
                                W.A.      W.A.      W.A.       ORIGINAL     REMAINING    W.A.
CUT-OFF  DATE MORTGAGE LOAN    GROSS      FICO    ORIGINAL       TERM         TERM       LOAN
PRINCIPAL BALANCE              COUPON     SCORE      LTV      TO MATURITY  TO MATURITY    AGE
---------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00         8.159%     605      66.36%        306          303         3
$50,000.01 - $75,000.00         8.112      618      79.86         315          312         3
$75,000.01 - $100,000.00        7.872      623      82.01         332          328         3
$100,000.01 - $125,000.00       7.707      626      81.67         337          334         3
$125,000.01 - $150,000.00       7.646      629      82.13         340          337         3
$150,000.01 - $175,000.00       7.488      627      81.94         335          332         3
$175,000.01 - $200,000.00       7.535      629      80.50         347          344         3
$200,000.01 - $225,000.00       7.525      633      81.28         352          349         3
$225,000.01 - $250,000.00       7.332      638      80.50         347          344         3
$250,000.01 - $275,000.00       7.468      641      82.47         346          343         3
$275,000.01 - $300,000.00       7.472      630      82.02         345          342         3
$300,000.01 - $325,000.00       7.400      653      80.67         356          353         3
$325,000.01 - $350,000.00       7.272      649      81.71         345          342         3
$350,000.01 - $375,000.00       7.388      633      81.54         345          342         3
$375,000.01 - $400,000.00       7.500      644      78.61         352          349         3
$400,000.01 - $425,000.00       7.748      627      80.17         360          357         3
$425,000.01 - $450,000.00       7.801      630      81.17         360          356         4
$450,000.01 - $475,000.00       7.340      644      83.86         320          316         4
$475,000.01 - $500,000.00       7.118      637      75.01         360          357         3
$500,000.01 - $525,000.00       7.250      618      78.91         360          356         4
$525,000.01 - $550,000.00       7.325      614      75.00         360          357         3
$575,000.01 - $600,000.00       8.505      585      82.78         360          356         4
---------------------------------------------------------------------------------------------------
TOTAL:                          7.585%     631      81.21%        342          339         3
---------------------------------------------------------------------------------------------------

As of the Cut-off Date, the average Cut-off Date Mortgage Loan Principal Balance of the Mortgage Loans is approximately $156,878.38.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

--------------------------------------------------------------------------------------------

                               NUMBER OF        AGGREGATE       PERCENT OF
                               MORTGAGE         PRINCIPAL        PRINCIPAL
RANGE OF INTEREST RATES          LOANS           BALANCE          BALANCE     W.A. DTI
--------------------------------------------------------------------------------------------
5.501% - 6.000%                    19        $3,600,677.10         0.97%        38.88%
6.001% - 6.500%                   173        31,514,781.13         8.52         41.95
6.501% - 7.000%                   490        86,695,425.40        23.45         42.18
7.001% - 7.500%                   490        82,033,696.13        22.19         42.06
7.501% - 8.000%                   551        83,854,674.11        22.68         41.27
8.001% - 8.500%                   258        34,628,230.11         9.36         41.75
8.501% - 9.000%                   254        33,133,258.70         8.96         41.11
9.001% - 9.500%                    65         7,876,449.51         2.13         40.08
9.501% - 10.000%                   46         5,354,942.70         1.45         39.25
10.001% - 10.500%                   7           771,833.15         0.21         42.13
10.501% - 11.000%                   2           215,107.51         0.06         32.39
11.501% - 12.000%                   1            53,537.49         0.01         22.45
12.001% - 12.500%                   1            29,725.19         0.01         17.88
--------------------------------------------------------------------------------------------
TOTAL:                          2,357      $369,762,338.23       100.00%        41.66%
--------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                         W.A.            W.A.
                                W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                               GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
RANGE OF INTEREST RATES        COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
---------------------------------------------------------------------------------------------------------------
5.501% - 6.000%                 5.961%       695         74.45%           273             269            3
6.001% - 6.500%                 6.410        673         78.06            351             347            3
6.501% - 7.000%                 6.892        659         80.73            346             342            3
7.001% - 7.500%                 7.352        640         80.81            345             341            3
7.501% - 8.000%                 7.872        620         81.95            335             332            3
8.001% - 8.500%                 8.342        602         82.96            342             338            3
8.501% - 9.000%                 8.860        576         82.97            343             340            3
9.001% - 9.500%                 9.362        571         82.50            339             335            4
9.501% - 10.000%                9.863        567         83.03            335             332            3
10.001% - 10.500%              10.313        532         80.45            360             357            3
10.501% - 11.000%              10.897        584         74.19            360             355            5
11.501% - 12.000%              11.999        615         80.00            180             176            4
12.001% - 12.500%              12.180        617         85.00            360             357            3
---------------------------------------------------------------------------------------------------------------
TOTAL:                          7.585%       631         81.21%           342             339            3
---------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.585%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIO

----------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
RANGE OF ORIGINAL                  MORTGAGE         PRINCIPAL        PRINCIPAL
LOAN-TO-VALUE RATIOS                 LOANS           BALANCE          BALANCE     W.A. DTI
----------------------------------------------------------------------------------------------
10.01% - 15.00%                        1            $55,847.29         0.02%         14.49%
20.01% - 25.00%                        3            164,811.78         0.04          36.50
25.01% - 30.00%                        1             63,394.94         0.02          39.35
30.01% - 35.00%                        3            303,061.27         0.08          34.01
35.01% - 40.00%                       17          2,026,894.91         0.55          37.10
40.01% - 45.00%                       15          1,478,674.11         0.40          38.08
45.01% - 50.00%                       19          2,194,170.51         0.59          39.70
50.01% - 55.00%                       19          2,433,342.30         0.66          39.43
55.01% - 60.00%                       29          3,355,092.41         0.91          40.38
60.01% - 65.00%                       55          7,616,218.81         2.06          39.95
65.01% - 70.00%                       87         13,703,176.09         3.71          38.84
70.01% - 75.00%                      177         29,798,934.65         8.06          40.24
75.01% - 80.00%                    1,004        165,548,390.50        44.77          42.04
80.01% - 85.00%                      325         51,918,476.00        14.04          41.64
85.01% - 90.00%                      345         54,771,194.21        14.81          41.59
90.01% - 95.00%                       95         14,035,631.21         3.80          43.99
95.01% - 100.00%                     162         20,295,027.24         5.49          43.50
----------------------------------------------------------------------------------------------
TOTAL:                             2,357       $369,762,338.23       100.00%         41.66%
----------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                            W.A.            W.A.
                                   W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
RANGE OF ORIGINAL                 GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
LOAN-TO-VALUE RATIOS              COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
--------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                   6.500%        622         10.18%            360            357            3
20.01% - 25.00%                   7.161         654         23.20             220            217            3
25.01% - 30.00%                   8.990         613         25.40             360            357            3
30.01% - 35.00%                   7.467         644         33.36             360            357            3
35.01% - 40.00%                   7.132         651         38.03             357            354            3
40.01% - 45.00%                   7.217         611         42.54             333            330            3
45.01% - 50.00%                   7.898         607         47.14             326            323            3
50.01% - 55.00%                   7.440         592         53.43             335            332            3
55.01% - 60.00%                   7.430         610         58.21             315            312            3
60.01% - 65.00%                   7.558         610         63.39             330            327            3
65.01% - 70.00%                   7.530         618         68.01             341            338            3
70.01% - 75.00%                   7.728         606         74.03             346            343            3
75.01% - 80.00%                   7.405         647         79.70             347            344            3
80.01% - 85.00%                   7.800         611         84.35             343            340            3
85.01% - 90.00%                   7.792         621         89.54             341            338            3
90.01% - 95.00%                   7.539         647         94.10             334            331            3
95.01% - 100.00%                  7.897         630         99.77             310            306            4
--------------------------------------------------------------------------------------------------------------------
TOTAL:                            7.585%        631         81.21%            342            339            3
--------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Original Loan-to-Value ratio of the Mortgage Loans is approximately 81.21%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
RANGE OF                           MORTGAGE         PRINCIPAL        PRINCIPAL
ORIGINAL TERMS                       LOANS           BALANCE          BALANCE     W.A. DTI
------------------------------------------------------------------------------------------------
less than 120 Months                     1          $120,477.67         0.03%         42.18%
121 - 180 Months                       279        34,360,274.94         9.29          40.69
181 - 240 Months                        35         4,151,834.96         1.12          39.89
241 - 300 Months                         1            86,492.00         0.02          39.40
301 - 360 Months                     2,041       331,043,258.65        89.53          41.79
------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23       100.00%         41.66%
------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                            W.A.            W.A.
                                   W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
RANGE OF                          GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
ORIGINAL TERMS                    COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
--------------------------------------------------------------------------------------------------------------------
less than 120 Months               7.999%        620         94.23%            120           117             3
121 - 180 Months                   7.638         634         82.78             180           177             3
181 - 240 Months                   7.440         624         79.36             240           237             3
241 - 300 Months                   7.000         673         91.50             300           296             4
301 - 360 Months                   7.581         631         81.07             360           357             3
--------------------------------------------------------------------------------------------------------------------
TOTAL:                             7.585%        631         81.21%            342           339             3
--------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Original Term to Maturity of the Mortgage Loans is approximately 342 months.


REMAINING TERM TO MATURITY

-------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
RANGE OF                           MORTGAGE         PRINCIPAL        PRINCIPAL
REMAINING TERMS                      LOANS           BALANCE          BALANCE     W.A. DTI
-------------------------------------------------------------------------------------------------
110 - 119 Months                         1          $120,477.67         0.03%       42.18%
170 - 179 Months                       279        34,360,274.94         9.29        40.69
230 - 239 Months                        35         4,151,834.96         1.12        39.89
290 - 299 Months                         1            86,492.00         0.02        39.40
340 - 349 Months                         1           261,664.85         0.07        45.57
350 - 359 Months                     2,040       330,781,593.80        89.46        41.79
-------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23       100.00%       41.66%
-------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                          W.A.            W.A.
                                 W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
RANGE OF                        GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
REMAINING TERMS                 COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
------------------------------------------------------------------------------------------------------------------
110 - 119 Months                 7.999%        620         94.23%            120           117             3
170 - 179 Months                 7.638         634         82.78             180           177             3
230 - 239 Months                 7.440         624         79.36             240           237             3
290 - 299 Months                 7.000         673         91.50             300           296             4
340 - 349 Months                 7.250         757         80.00             360           349             11
350 - 359 Months                 7.581         631         81.07             360           357             3
------------------------------------------------------------------------------------------------------------------
TOTAL:                           7.585%        631         81.21%            342           339             3
------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Remaining Term to Maturity of the Mortgage Loans is approximately 339 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

FICO SCORE

------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
FICO SCORE                           LOANS           BALANCE          BALANCE     W.A. DTI
------------------------------------------------------------------------------------------------
801 - 850                               2          $299,955.80         0.08%        29.38%
751 - 800                              42         6,779,146.48         1.83         40.73
701 - 750                             176        29,664,357.40         8.02         41.85
651 - 700                             561        94,922,974.15        25.67         42.62
601 - 650                             896       139,876,512.04        37.83         41.37
551 - 600                             427        62,363,892.62        16.87         41.21
501 - 550                             248        34,914,438.67         9.44         41.06
451 - 500                               5           941,061.07         0.25         45.73
------------------------------------------------------------------------------------------------
TOTAL:                              2,357      $369,762,338.23       100.00%        41.66%
------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                            W.A.            W.A.
                                   W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                  GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
FICO SCORE                        COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
--------------------------------------------------------------------------------------------------------------------
801 - 850                         6.611%        806        91.50%            360            357             3
751 - 800                         7.073         771        77.80             334            331             4
701 - 750                         7.071         721        80.80             346            342             3
651 - 700                         7.182         672        80.38             345            342             3
601 - 650                         7.545         627        83.15             337            334             3
551 - 600                         8.068         577        80.47             344            341             3
501 - 550                         8.486         530        78.20             347            343             3
451 - 500                         8.773         499        71.55             360            357             3
--------------------------------------------------------------------------------------------------------------------
TOTAL:                            7.585%        631        81.21%            342            339             3
--------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average FICO Score of the Mortgage Loans is approximately 631.


CREDIT GRADE

-------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
CREDIT GRADE                         LOANS           BALANCE          BALANCE     W.A. DTI
-------------------------------------------------------------------------------------------------
A                                   1,139       $183,052,105.66        49.51%       42.36%
A-                                    447         65,793,065.69        17.79        41.40
A+                                    386         68,481,507.46        18.52        41.60
B                                     287         39,100,747.57        10.57        40.25
C                                      93         12,092,330.59         3.27        38.07
C-                                      5          1,242,581.26         0.34        36.65
-------------------------------------------------------------------------------------------------
TOTAL:                              2,357       $369,762,338.23       100.00%       41.66%
-------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                             W.A.            W.A.
                                    W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                   GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
CREDIT GRADE                       COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
---------------------------------------------------------------------------------------------------------------------
A                                   7.426%        645         82.99%           342            338             3
A-                                  7.952         599         81.26            340            336             3
A+                                  7.026         680         81.03            341            337             3
B                                   8.270         566         76.41            346            343             3
C                                   8.761         542         72.03            350            347             3
C-                                  9.331         593         67.52            360            357             3
---------------------------------------------------------------------------------------------------------------------
TOTAL:                              7.585%        631         81.21%           342            339             3
---------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
PROPERTY TYPE                        LOANS           BALANCE          BALANCE     W.A. DTI
------------------------------------------------------------------------------------------------
Condominium                            161       $21,637,034.27         5.85%        41.33%
Condo/Highrise                           8         1,313,609.77         0.36         43.22
Manufactured Home                       17         1,545,132.74         0.42         41.99
Modular Home                             3           284,045.01         0.08         39.77
Multi Unit                             112        19,820,572.98         5.36         42.15
PUD/Attached                           120        21,659,118.71         5.86         43.77
PUD/Detached                           133        26,458,741.86         7.16         42.08
Single Family Residence/Attached        25         3,763,111.66         1.02         38.97
Single Family Residence/Detached     1,766       271,281,546.53        73.37         41.47
Townhouse                               12         1,999,424.69         0.54         42.50
------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23       100.00%        41.66%
------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                              W.A.            W.A.
                                     W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                    GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
PROPERTY TYPE                       COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
----------------------------------------------------------------------------------------------------------------------
Condominium                          7.370%        649         80.92%           351            347             3
Condo/Highrise                       7.811         641         82.87            360            356             4
Manufactured Home                    8.080         619         78.11            323            320             3
Modular Home                         7.566         611         81.58            360            356             4
Multi Unit                           7.514         654         80.21            336            333             3
PUD/Attached                         7.600         633         80.81            347            344             3
PUD/Detached                         7.544         630         81.82            352            348             3
Single Family Residence/Attached     7.669         642         83.23            360            357             3
Single Family Residence/Detached     7.604         628         81.27            340            337             3
Townhouse                            7.692         640         80.16            338            334             4
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               7.590%        631         81.21%           342            339             3
----------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

OCCUPANCY STATUS

-------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
OCCUPANCY TYPES                      LOANS           BALANCE          BALANCE       W.A. DTI
-------------------------------------------------------------------------------------------------
Owner Occupied                       2,237      $354,548,523.45        95.89%         41.77%
Rental                                 114        13,949,749.65         3.77          38.67
Second Home                              6         1,264,065.13         0.34          44.56
-------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23       100.00%         41.66%
-------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                            W.A.            W.A.
                                   W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                  GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
OCCUPANCY TYPES                   COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                     7.574%        631         81.43%           342            339             3
Rental                             7.829         646         75.51            340            337             3
Second Home                        7.786         631         83.36            349            345             4
--------------------------------------------------------------------------------------------------------------------
TOTAL:                             7.585%        631         81.21%           342            339             3
--------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

-------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
DOCUMENTATION                        LOANS           BALANCE          BALANCE       W.A. DTI
-------------------------------------------------------------------------------------------------
Alt2                                    4         $1,068,316.56        0.29%         43.28%
Full                                1,586        232,663,493.07       62.92          41.63
Limited                                10          2,281,015.11        0.62          33.71
Stated                                757        133,749,513.49       36.17          41.85
-------------------------------------------------------------------------------------------------
TOTAL:                              2,357       $369,762,338.23      100.00%         41.66%
-------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                             W.A.            W.A.
                                    W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                   GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
DOCUMENTATION                      COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
---------------------------------------------------------------------------------------------------------------------
Alt2                               7.470%        622         81.44%           360            356             4
Full                               7.617         616         82.57            339            335             3
Limited                            7.563         617         81.14            346            342             4
Stated                             7.530         658         78.85            347            344             3
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             7.585%        631         81.21%           342            339             3
---------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
PURPOSE OF MORTGAGE LOANS            LOANS           BALANCE          BALANCE       W.A. DTI
------------------------------------------------------------------------------------------------
Cash-Out Refinance                   1,260      $196,894,239.76       53.25%         40.70%
Construction-Permit                      2           201,864.52        0.05          43.11
Rate/Term Refinance                    358        49,965,134.50       13.51          42.24
Purchase                               737       122,701,099.45       33.18          42.97
------------------------------------------------------------------------------------------------
             TOTAL:                  2,357      $369,762,338.23      100.00%         41.66%
------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                               W.A.            W.A.
                                      W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                     GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
PURPOSE OF MORTGAGE LOANS            COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
-----------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance                   7.582%        619        80.44%            338            335             3
Construction-Permit                  7.690         639        80.00             288            285             3
Rate/Term Refinance                  7.758         614        82.71             331            328             3
Purchase                             7.519         657        81.84             352            349             3
-----------------------------------------------------------------------------------------------------------------------
             TOTAL:                  7.585%        631        81.21%            342            339             3
-----------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PRODUCT TYPE

--------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
PRODUCT TYPE                         LOANS           BALANCE          BALANCE       W.A. DTI
--------------------------------------------------------------------------------------------------
10 Year Fixed                            1          $120,477.67         0.03%         42.18%
15 Year Fixed                           45         4,716,631.63         1.28          39.21
15/30 Balloon                          234        29,643,643.31         8.02          40.92
20 Year Fixed                           35         4,151,834.96         1.12          39.89
25 Year Fixed                            1            86,492.00         0.02          39.40
2/28 ARM                               268        42,579,968.47        11.52          41.67
30 Year Fixed                          633        95,506,455.64        25.83          40.85
3/27 ARM                             1,140       192,956,834.55        52.18          42.28
--------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23       100.00%         41.66%
--------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                             W.A.            W.A.
                                    W.A.        W.A.         W.A.         ORIGINAL        REMAINING         W.A.
                                   GROSS        FICO       ORIGINAL         TERM             TERM           LOAN
PRODUCT TYPE                       COUPON       SCORE         LTV        TO MATURITY      TO MATURITY        AGE
---------------------------------------------------------------------------------------------------------------------
10 Year Fixed                       7.999%        620        94.23%            120            117             3
15 Year Fixed                       7.375         644        71.90             180            177             3
15/30 Balloon                       7.680         632        84.51             180            177             3
20 Year Fixed                       7.440         624        79.36             240            237             3
25 Year Fixed                       7.000         673        91.50             300            296             4
2/28 ARM                            7.555         616        81.55             360            357             3
30 Year Fixed                       7.509         638        81.06             360            357             3
3/27 ARM                            7.622         631        80.96             360            357             3
---------------------------------------------------------------------------------------------------------------------
TOTAL:                              7.585%        631        81.21%            342            339             3
---------------------------------------------------------------------------------------------------------------------

AMORTIZATION

--------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
AMORTIZATION                         LOANS           BALANCE          BALANCE      W.A. DTI
--------------------------------------------------------------------------------------------------
Balloon                                234       $29,643,643.31        8.02%         40.92%
Fully Amortizing                     2,123       340,118,694.92       91.98          41.73
--------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23      100.00%         41.66%
--------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                               W.A.            W.A.
                                      W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                     GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
AMORTIZATION                         COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
-----------------------------------------------------------------------------------------------------------------------
Balloon                              7.680%        632        84.51%            180            177             3
Fully Amortizing                     7.576         631        80.92             356            353             3
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               7.585%        631        81.21%            342            339             3
-----------------------------------------------------------------------------------------------------------------------

LIEN

-------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
LIEN                                 LOANS           BALANCE          BALANCE     W.A. DTI
-------------------------------------------------------------------------------------------------
1                                    2,357      $369,762,338.23      100.00%        41.66%
-------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23      100.00%        41.66%
-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                              W.A.            W.A.
                                     W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                    GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
LIEN                                COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
----------------------------------------------------------------------------------------------------------------------
1                                   7.585%        631        81.21%           342              339            3
----------------------------------------------------------------------------------------------------------------------
TOTAL:                              7.585%        631        81.21%           342              339            3
----------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------

                                   NUMBER OF        AGGREGATE       PERCENT OF
                                   MORTGAGE         PRINCIPAL        PRINCIPAL
PREPAYMENT PENALTY TERM              LOANS           BALANCE          BALANCE     W.A. DTI
-------------------------------------------------------------------------------------------------
No Penalty                              71        $9,475,277.13        2.56%        39.29%
1 - 12 Months                           56        12,934,061.71        3.50         43.17
13 - 24 Months                          52         9,041,017.14        2.45         40.77
25 - 36 Months                       1,388       230,755,219.30       62.41         42.32
37 - 48 Months                          11         1,520,523.99        0.41         38.72
49 - 60 Months                         779       106,036,238.96       28.68         40.38
-------------------------------------------------------------------------------------------------
TOTAL:                               2,357      $369,762,338.23      100.00%        41.66%
-------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                             W.A.            W.A.
                                    W.A.        W.A.         W.A.         ORIGINAL        REMAINING        W.A.
                                   GROSS        FICO       ORIGINAL         TERM             TERM          LOAN
PREPAYMENT PENALTY TERM            COUPON       SCORE         LTV       TO MATURITY      TO MATURITY        AGE
---------------------------------------------------------------------------------------------------------------------
No Penalty                         7.846%        625        77.21%            353            350             3
1 - 12 Months                      7.395         644        80.42             348            345             3
13 - 24 Months                     7.372         646        80.87             357            353             3
25 - 36 Months                     7.594         630        81.02             355            352             3
37 - 48 Months                     8.088         584        83.55             345            342             3
49 - 60 Months                     7.575         632        82.07             310            307             3
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             7.585%        631        81.21%            342            339             3
---------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
STATE OR TERRITORY                                 PERCENT                                              W.A.       W.A.
DISTRIBUTION OF       NUMBER OF      AGGREGATE        OF                  W.A.     W.A.      W.A.     ORIGINAL   REMAINING
MORTGAGED             MORTGAGE       PRINCIPAL     PRINCIPAL    W.A.     GROSS     FICO   ORIGINAL     TERM TO    TERM TO     W.A.
PROPERTIES              LOANS         BALANCE       BALANCE      DTI     COUPON   SCORE     LTV       MATURITY   MATURITY   LOAN AGE
------------------------------------------------------------------------------------------------------------------------------------
California                722    $149,057,618.51      40.31%    42.15%    7.360%    640     79.62%        353       349        3
Florida                   214      27,554,874.51       7.45     40.88     7.946     623     83.05         347       344        3
Ohio                      137      15,317,904.81       4.14     41.33     7.839     623     85.67         294       291        3
Illinois                   84      14,552,232.75       3.94     40.94     7.667     626     81.06         330       326        3
Indiana                   144      14,084,666.46       3.81     38.97     7.928     617     87.30         308       304        3
Arizona                   105      12,627,071.31       3.41     40.72     7.702     623     79.91         356       352        3
New York                   62      12,536,997.35       3.39     42.59     7.601     634     79.82         353       350        3
Maryland                   48      10,252,491.36       2.77     41.73     7.355     634     81.99         330       327        3
Pennsylvania               75      10,121,827.49       2.74     41.64     7.780     617     83.02         323       320        3
Washington                 63       9,520,828.63       2.57     41.05     7.502     625     80.97         358       355        3
Texas                      68       8,903,762.02       2.41     38.73     7.558     649     79.92         353       350        3
Connecticut                45       8,481,423.61       2.29     43.52     7.502     633     81.33         340       337        3
Virginia                   46       7,723,277.09       2.09     41.96     7.597     620     80.89         303       300        3
New Jersey                 41       7,271,927.82       1.97     44.12     7.726     630     77.95         318       315        3
Colorado                   38       6,579,757.26       1.78     43.50     7.497     643     82.51         360       357        3
Michigan                   54       6,026,103.35       1.63     42.16     7.931     618     84.28         301       298        3
Tennessee                  58       5,372,683.02       1.45     40.55     8.113     619     86.03         337       333        4
Massachusetts              31       5,159,695.20       1.40     45.09     7.981     606     79.57         353       349        3
Oregon                     39       4,774,191.60       1.29     43.85     7.569     635     78.35         352       349        3
Missouri                   44       4,760,009.97       1.29     40.91     8.199     601     86.18         312       308        3
North Carolina             33       4,313,023.96       1.17     41.62     7.581     632     83.25         357       353        4
Kentucky                   42       4,124,032.95       1.12     38.24     8.094     606     85.29         321       317        3
Utah                       26       3,516,843.51       0.95     42.65     7.567     641     81.60         348       345        3
Nevada                     18       2,589,684.75       0.70     39.57     7.697     618     78.52         341       337        3
Rhode Island               15       2,093,226.57       0.57     39.76     7.803     595     80.63         350       347        3
Hawaii                     10       2,091,588.33       0.57     39.83     7.305     664     80.62         360       356        4
Minnesota                   9       1,154,790.68       0.31     40.42     7.438     622     85.19         340       337        3
Idaho                       9       1,068,421.51       0.29     40.95     7.273     621     81.91         331       328        4
New Hampshire               6         977,110.67       0.26     40.88     7.493     592     72.04         339       336        3
South Carolina             10         946,056.03       0.26     42.23     7.693     654     80.94         360       357        3
Kansas                      7         900,112.08       0.24     40.00     7.788     626     83.93         342       339        4
District of Columbia        3         640,431.70       0.17     40.14     7.116     686     81.96         360       357        3
Oklahoma                    8         640,381.78       0.17     39.20     7.696     629     82.76         284       281        3
Louisiana                   6         618,564.53       0.17     43.39     8.439     585     80.50         360       357        3
Arkansas                    8         593,230.10       0.16     34.54     8.470     593     83.41         329       326        3
Mississippi                 7         493,440.49       0.13     40.82     8.567     619     88.46         350       346        3
New Mexico                  4         393,077.41       0.11     36.96     7.855     639     86.85         360       357        3
Wisconsin                   3         348,222.12       0.09     39.60     7.063     651     85.99         360       357        3
Maine                       3         334,951.38       0.09     48.41     7.599     598     64.74         360       357        3
Iowa                        3         313,280.85       0.08     41.39     8.237     593     88.04         226       223        4
Delaware                    2         260,436.61       0.07     46.83     7.771     584     89.94         360       357        3
Nebraska                    3         231,072.02       0.06     36.12     7.984     619     83.40         360       357        3
West Virginia               1         180,149.66       0.05     47.59     8.500     546     80.00         360       357        3
Montana                     1         105,525.94       0.03     28.02     6.890     642     95.00         360       357        3
Georgia                     1         103,547.79       0.03     52.06     8.500     529     80.00         360       353        7
North Dakota                1          51,790.66       0.01     26.64     7.990     611     95.00         360       357        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,357    $369,762,338.23    100.00%     41.66%    7.585%     631    81.21%        342       339        3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS

---------------------------------------------------------------------------------------------------------

                        NUMBER OF     AGGREGATE       PERCENT OF             W.A.     W.A.      W.A.
                         MORTGAGE     PRINCIPAL       PRINCIPAL             GROSS     FICO    ORIGINAL
MARGIN                    LOANS        BALANCE         BALANCE   W.A. DTI   COUPON    SCORE     LTV
---------------------------------------------------------------------------------------------------------
 4.001% - 4.500%              7     $1,186,828.59         0.50%    45.88%    5.966%    679      82.76%
 4.501% - 5.000%             74     14,370,594.67         6.10     43.21     6.428     667      80.09
 5.001% - 5.500%            196     36,542,976.38        15.51     42.85     6.837     655      80.01
 5.501% - 6.000%            304     55,245,944.01        23.46     42.78     7.152     650      81.34
 6.001% - 6.500%            314     53,449,828.60        22.69     42.02     7.667     625      80.65
 6.501% - 7.000%            227     34,381,388.36        14.60     41.08     8.040     617      81.95
 7.001% - 7.500%            145     21,588,117.18         9.17     41.98     8.700     575      81.09
 7.501% - 8.000%             84     11,762,308.92         4.99     40.19     8.967     574      82.62
 8.001% - 8.500%             34      4,235,243.41         1.80     41.94     9.623     562      83.58
 8.501% - 9.000%             21      2,531,397.39         1.07     40.60     9.936     550      80.22
 9.001% - 9.500%              2        242,175.50         0.10     40.56    10.762     562      82.28
---------------------------------------------------------------------------------------------------------
TOTAL:                    1,408   $235,536,803.01       100.00%    42.17%    7.610%    628      81.07%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                         W.A.         W.A.
                       ORIGINAL     REMAINING   W.A.      W.A.     W.A.
                         TERM TO     TERM TO    LOAN    INITIAL  INTERIM   W.A. MAX   W.A. MIN     W.A.
MARGIN                  MATURITY    MATURITY     AGE      CAP       CAP      RATE       RATE      MARGIN
---------------------------------------------------------------------------------------------------------
 4.001% - 4.500%           360          357       3      1.500%    1.500%    12.966%    5.966%     4.466%
 4.501% - 5.000%           360          357       3      1.500     1.500     13.428     6.428      4.938
 5.001% - 5.500%           360          357       3      1.500     1.500     13.837     6.837      5.400
 5.501% - 6.000%           360          357       3      1.500     1.500     14.152     7.152      5.888
 6.001% - 6.500%           360          357       3      1.500     1.500     14.667     7.667      6.370
 6.501% - 7.000%           360          357       3      1.500     1.500     15.040     8.040      6.862
 7.001% - 7.500%           360          357       3      1.500     1.500     15.700     8.700      7.372
 7.501% - 8.000%           360          357       3      1.500     1.500     15.967     8.967      7.872
 8.001% - 8.500%           360          357       3      1.500     1.500     16.623     9.623      8.366
 8.501% - 9.000%           360          357       3      1.500     1.500     16.936     9.936      8.862
 9.001% - 9.500%           360          356       4      1.500     1.500     17.762    10.762      9.490
-----------------------------------------------------------------------------------------------------------
TOTAL:                     360          357       3      1.500%    1.500%    14.610%    7.610%     6.314%
-----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Gross Margin of the adjustable rate Mortgage Loans is approximately 6.314%.

INITIAL PERIODIC RATE CAP

--------------------------------------------------------------------------------------------------------

                        NUMBER OF      AGGREGATE      PERCENT OF            W.A.      W.A.      W.A.
                        MORTGAGE       PRINCIPAL       PRINCIPAL            GROSS     FICO    ORIGINAL
INITIAL CAP               LOANS         BALANCE        BALANCE   W.A. DTI   COUPON    SCORE     LTV
--------------------------------------------------------------------------------------------------------
1.500%                    1,408    $235,536,803.01     100.00%    42.17%    7.610%     628     81.07%
--------------------------------------------------------------------------------------------------------
TOTAL:                    1,408    $235,536,803.01     100.00%    42.17%    7.610%     628     81.07%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                          W.A.           W.A.
                        ORIGINAL    REMAINING   W.A.    W.A.     W.A.
                        TERM TO      TERM TO    LOAN    INITIAL  INTERIM   W.A. MAX   W.A. MIN     W.A.
INITIAL CAP             MATURITY    MATURITY     AGE     CAP       CAP       RATE      RATE      MARGIN
--------------------------------------------------------------------------------------------------------
1.500%                      360          357       3   1.500%    1.500%    14.610%    7.610%     6.314%
--------------------------------------------------------------------------------------------------------
TOTAL:                      360          357       3   1.500%    1.500%    14.610%    7.610%     6.314%
--------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Initial Cap of the adjustable rate Mortgage Loans is approximately 1.500%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PERIODIC RATE CAP

---------------------------------------------------------------------------------------------------------

                         NUMBER OF      AGGREGATE     PERCENT OF             W.A.      W.A.     W.A.
                         MORTGAGE       PRINCIPAL      PRINCIPAL            GROSS     FICO    ORIGINAL
INTERIM CAP                LOANS         BALANCE        BALANCE   W.A. DTI  COUPON    SCORE     LTV
---------------------------------------------------------------------------------------------------------
1.500%                      1,408   $235,536,803.01     100.00%   42.17%    7.610%      628    81.07%
---------------------------------------------------------------------------------------------------------
TOTAL:                      1,408   $235,536,803.01     100.00%   42.17%    7.610%      628    81.07%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                           W.A.         W.A.
                        ORIGINAL     REMAINING   W.A.     W.A.      W.A.
                         TERM TO      TERM TO    LOAN   INITIAL   INTERIM  W.A. MAX   W.A. MIN     W.A.
INTERIM CAP              MATURITY     MATURITY    AGE     CAP       CAP      RATE       RATE      MARGIN
---------------------------------------------------------------------------------------------------------
1.500%                       360          357      3     1.500%    1.500%   14.610%     7.610%     6.314%
---------------------------------------------------------------------------------------------------------
TOTAL:                       360          357      3     1.500%    1.500%   14.610%     7.610%     6.314%
---------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Periodic Cap of the adjustable rate Mortgage Loans is approximately 1.500%

RANGE OF MAXIMUM INTEREST RATES

----------------------------------------------------------------------------------------------------------

                          NUMBER OF      AGGREGATE     PERCENT OF           W.A.      W.A.        W.A.
                          MORTGAGE       PRINCIPAL      PRINCIPAL           GROSS     FICO     ORIGINAL
MAX INTEREST RATE           LOANS         BALANCE        BALANCE   W.A. DTI  COUPON    SCORE      LTV
----------------------------------------------------------------------------------------------------------
12.501% - 13.000%               8     $1,383,036.74       0.59%     42.14%    5.969%     680     82.37%
13.001% - 13.500%             109     21,028,138.92        8.93     43.83     6.414      666     80.41
13.501% - 14.000%             289     52,656,623.21       22.36     42.63     6.898      657     80.70
14.001% - 14.500%             304     53,820,529.63       22.85     42.59     7.353      642     81.51
14.501% - 15.000%             319     51,972,691.87       22.07     41.52     7.872      617     80.38
15.001% - 15.500%             149     22,412,212.71        9.52     41.23     8.343      600     81.93
15.501% - 16.000%             150     21,882,133.43        9.29     41.65     8.870      569     81.93
16.001% - 16.500%              43      5,535,830.52        2.35     40.36     9.375      566     81.43
16.501% - 17.000%              31      4,136,223.27        1.76     40.91     9.887      563     82.29
17.001% - 17.500%               5        577,574.00        0.25     43.53    10.296      516     78.02
17.501% - 18.000%               1        131,808.71        0.06     32.79    10.990      602     80.00
----------------------------------------------------------------------------------------------------------
TOTAL:                      1,408   $235,536,803.01      100.00%    42.17%    7.610%     628     81.07%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                          W.A.         W.A.
                        ORIGINAL    REMAINING    W.A.     W.A.       W.A.
                         TERM TO      TERM TO    LOAN    INITIAL  INTERIM   W.A. MAX   W.A. MIN     W.A.
MAX INTEREST RATE       MATURITY     MATURITY    AGE       CAP       CAP       RATE      RATE      MARGIN
----------------------------------------------------------------------------------------------------------
12.501% - 13.000%          360          357       3       1.500%    1.500%    12.969%    5.969%     4.540%
13.001% - 13.500%          360          357       3       1.500     1.500     13.414     6.414      5.145
13.501% - 14.000%          360          357       3       1.500     1.500     13.898     6.898      5.617
14.001% - 14.500%          360          357       3       1.500     1.500     14.353     7.353      6.070
14.501% - 15.000%          360          357       3       1.500     1.500     14.872     7.872      6.556
15.001% - 15.500%          360          357       3       1.500     1.500     15.343     8.343      7.043
15.501% - 16.000%          360          357       3       1.500     1.500     15.870     8.870      7.538
16.001% - 16.500%          360          357       3       1.500     1.500     16.375     9.375      8.062
16.501% - 17.000%          360          357       3       1.500     1.500     16.887     9.887      8.633
17.001% - 17.500%          360          357       3       1.500     1.500     17.296    10.296      8.891
17.501% - 18.000%          360          356       4       1.500     1.500     17.990    10.990      9.490
----------------------------------------------------------------------------------------------------------
TOTAL:                     360          357       3       1.500%    1.500%    14.610%    7.610%     6.314%
----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Maximum Rate of the adjustable rate Mortgage Loans is approximately 14.610%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES
--------------------------------------------------------------------------------------------------------

                          NUMBER OF      AGGREGATE    PERCENT OF              W.A.      W.A.     W.A.
                          MORTGAGE       PRINCIPAL     PRINCIPAL    W.A.     GROSS     FICO    ORIGINAL
MIN INTEREST RATE           LOANS         BALANCE       BALANCE     DTI      COUPON    SCORE     LTV
--------------------------------------------------------------------------------------------------------
5.501% - 6.000%                 8     $1,383,036.74       0.59%   42.14%     5.969%    680      82.37%
6.001% - 6.500%               109     21,028,138.92        8.93    43.83     6.414     666      80.41
6.501% - 7.000%               289     52,656,623.21       22.36    42.63     6.898     657      80.70
7.001% - 7.500%               304     53,820,529.63       22.85    42.59     7.353     642      81.51
7.501% - 8.000%               319     51,972,691.87       22.07    41.52     7.872     617      80.38
8.001% - 8.500%               149     22,412,212.71        9.52    41.23     8.343     600      81.93
8.501% - 9.000%               150     21,882,133.43        9.29    41.65     8.870     569      81.93
9.001% - 9.500%                43      5,535,830.52        2.35    40.36     9.375     566      81.43
9.501% - 10.000%               31      4,136,223.27        1.76    40.91     9.887     563      82.29
10.001% - 10.500%               5        577,574.00        0.25    43.53    10.296     516      78.02
10.501% - 11.000%               1        131,808.71        0.06    32.79    10.990     602      80.00
--------------------------------------------------------------------------------------------------------
TOTAL:                      1,408   $235,536,803.01      100.00%   42.17%    7.610%    628      81.07%
--------------------------------------------------------------------------------------------------------
RANGE OF MINIMUM INTEREST RATES
---------------------------------------------------------------------------------------------------------
                           W.A.           W.A.
                         ORIGINAL      REMAINING    W.A.      W.A.      W.A.
                          TERM TO        TERM TO    LOAN    INITIAL   INTERIM   W.A. MAX   W.A. MIN    W.A.
MIN INTEREST RATE        MATURITY       MATURITY     AGE      CAP       CAP       RATE      RATE      MARGIN
-----------------------------------------------------------------------------------------------------------
5.501% - 6.000%              360           357        3      1.500%    1.500%    12.969%    5.969%     4.540%
6.001% - 6.500%              360           357        3      1.500     1.500     13.414     6.414      5.145
6.501% - 7.000%              360           357        3      1.500     1.500     13.898     6.898      5.617
7.001% - 7.500%              360           357        3      1.500     1.500     14.353     7.353      6.070
7.501% - 8.000%              360           357        3      1.500     1.500     14.872     7.872      6.556
8.001% - 8.500%              360           357        3      1.500     1.500     15.343     8.343      7.043
8.501% - 9.000%              360           357        3      1.500     1.500     15.870     8.870      7.538
9.001% - 9.500%              360           357        3      1.500     1.500     16.375     9.375      8.062
9.501% - 10.000%             360           357        3      1.500     1.500     16.887     9.887      8.633
10.001% - 10.500%            360           357        3      1.500     1.500     17.296    10.296      8.891
10.501% - 11.000%            360           356        4      1.500     1.500     17.990    10.990      9.490
-------------------------------------------------------------------------------------------------------------
TOTAL:                       360           357        3      1.500%    1.500%    14.610%    7.610%     6.314%
-------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Minimum Rate of the adjustable rate Mortgage Loans is approximately 7.610%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE

-------------------------------------------------------------------------------------------------------------

                         NUMBER OF      AGGREGATE      PERCENT OF                W.A.      W.A.    W.A.
NEXT RATE                MORTGAGE       PRINCIPAL       PRINCIPAL     W.A.      GROSS     FICO    ORIGINAL
RESET DATE                 LOANS         BALANCE        BALANCE       DTI       COUPON    SCORE     LTV
-------------------------------------------------------------------------------------------------------------
10/1/04                       3        $319,180.94        0.14%      47.87%      7.722%    640      97.11%
11/1/04                       8       1,251,201.38        0.53       39.64       7.395     591      87.07
12/1/04                      47       7,473,496.68        3.17       43.46       7.438     622      86.36
1/1/05                      210      33,536,089.47       14.24       41.29       7.586     615      80.13
5/1/05                        1         261,664.85        0.11       45.57       7.250     757      80.00
8/1/05                        2         204,329.71        0.09       41.63       8.803     621      87.33
9/1/05                        3         198,797.43        0.08       47.49       8.217     611      86.81
10/1/05                       9       1,795,789.26        0.76       44.45       7.675     643      87.63
11/1/05                      23       4,698,976.40        2.00       44.52       7.946     637      84.41
12/1/05                     187      32,704,460.14       13.89       42.51       7.587     632      81.65
1/1/06                      913     152,522,705.21       64.76       42.11       7.619     630      80.63
2/1/06                        2         570,111.56        0.24       45.52       7.294     685      76.72
-------------------------------------------------------------------------------------------------------------
TOTAL:                    1,408    $235,536,803.01      100.00%      42.17%      7.610%    628      81.07%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                       W.A.         W.A.
                     ORIGINAL    REMAINING    W.A.      W.A.         W.A.
NEXT RATE             TERM TO      TERM TO    LOAN    INITIAL     INTERIM      W.A. MAX   W.A. MIN    W.A.
RESET DATE           MATURITY     MATURITY     AGE      CAP          CAP         RATE      RATE       MARGIN
-------------------------------------------------------------------------------------------------------------
10/1/04                 360          354         6      1.500%      1.500%      14.722%    7.722%     6.474%
11/1/04                 360          355         5      1.500       1.500       14.395     7.395      5.983
12/1/04                 360          356         4      1.500       1.500       14.438     7.438      6.252
1/1/05                  360          357         3      1.500       1.500       14.586     7.586      6.261
5/1/05                  360          349        11      1.500       1.500       14.250     7.250      6.250
8/1/05                  360          352         8      1.500       1.500       15.803     8.803      7.750
9/1/05                  360          353         7      1.500       1.500       15.217     8.217      7.217
10/1/05                 360          354         6      1.500       1.500       14.675     7.675      6.254
11/1/05                 360          355         5      1.500       1.500       14.946     7.946      6.677
12/1/05                 360          356         4      1.500       1.500       14.587     7.587      6.327
1/1/06                  360          357         3      1.500       1.500       14.619     7.619      6.316
2/1/06                  360          358         2      1.500       1.500       14.294     7.294      5.965
-------------------------------------------------------------------------------------------------------------
TOTAL:                  360          357         3      1.500%      1.500%      14.610%    7.610%     6.314%
-------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  GROUP 1 POOL
                                  ------------

SUMMARY                                                                        TOTAL              MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                                  $134,225,535.21        $29,725.19           $498,304.26
Number of Loans                                                                 949
Average Original Loan Balance                                               $141,872.99
Average Current Loan Balance                                                $141,438.92
(1) Weighted Average Combined Original LTV                                     81.47%              10.18%               100.00%
(1) Weighted Average Gross Coupon                                              7.540%              5.625%               12.180%
(1) (2) Weighted Average Gross Margin
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)
(1) Weighted Average Remaining Term to Maturity (months)                        307                 117                   358
(1) (3) Weighted Average Credit Score                                           637                 501                   806
------------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3) 100.00% of the Mortgage Loans have Credit Scores.

---------------------------------------------------------------------------------------------------
                                                                        PERCENT OF CUT-OFF DATE
                                      RANGE                                PRINCIPAL BALANCE
                                      -----                                -----------------
Product Type                          Adjustable                                 0.00%
                                      Fixed                                    100.00%
Fully Amortizing Mortgage Loans                                                 77.92%

Lien                                  First                                    100.00%
                                      Second                                     0.00%

Property Type                         Single Family Residence                   79.31%
                                      PUD                                        8.85%
                                      2-4 Family                                 6.41%
                                      Low Rise Condo                             4.10%
                                      Manufactured Housing                       0.75%
                                      High Rise Condo                            0.12%
                                      Townhouse                                  0.45%

Occupancy Status                      Owner Occupied                            96.25%
                                      Non-Owner Occupied                         3.70%
                                      Second Home                                0.06%

Geographic Distribution               California                                35.43%
                                      Florida                                   11.18%
                                      New York                                   6.63%
                                      Pennsylvania                               4.75%
                                      Ohio                                       4.18%
Number of States (including DC)       40
Largest Zip Code Concentration        96793
Loans with Prepayment Penalties       98.17%
---------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE

----------------------------------------------------------------------------------------------

                                  NUMBER OF          AGGREGATE       PERCENT OF
CUT-OFF  DATE MORTGAGE LOAN        MORTGAGE          PRINCIPAL       PRINCIPAL       W.A.
PRINCIPAL BALANCE                   LOANS              BALANCE        BALANCE         DTI
----------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00               24          $1,033,009.10         0.77%        34.72%
$50,000.01 - $75,000.00              168          10,746,241.46         8.01         37.27
$75,000.01 - $100,000.00             172          15,046,931.37        11.21         38.35
$100,000.01 - $125,000.00            149          16,699,228.60        12.44         39.27
$125,000.01 - $150,000.00            109          14,854,333.63        11.07         40.79
$150,000.01 - $175,000.00             86          13,935,519.86        10.38         41.05
$175,000.01 - $200,000.00             74          13,825,309.84        10.30         39.45
$200,000.01 - $225,000.00             37           7,908,693.04         5.89         43.51
$225,000.01 - $250,000.00             31           7,368,362.57         5.49         42.92
$250,000.01 - $275,000.00             22           5,755,863.70         4.29         42.50
$275,000.01 - $300,000.00             24           6,876,861.49         5.12         43.19
$300,000.01 - $325,000.00              7           2,163,829.49         1.61         41.94
$325,000.01 - $350,000.00             14           4,771,771.72         3.56         42.47
$350,000.01 - $375,000.00             10           3,634,915.21         2.71         43.33
$375,000.01 - $400,000.00              5           1,994,733.93         1.49         41.54
$400,000.01 - $425,000.00              1             402,561.05         0.30         44.14
$425,000.01 - $450,000.00             10           4,374,184.25         3.26         46.04
$450,000.01 - $475,000.00              5           2,334,880.63         1.74         43.20
$475,000.01 - $500,000.00              1             498,304.26         0.37         49.74
----------------------------------------------------------------------------------------------
TOTAL:                               949        $134,225,535.21       100.00%        40.78%
----------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                       W.A.           W.A.
                                   W.A.        W.A.       W.A.       ORIGINAL       REMAINING
CUT-OFF  DATE MORTGAGE LOAN        GROSS       FICO     ORIGINAL      TERM TO        TERM TO       W.A.
PRINCIPAL BALANCE                 COUPON      SCORE        LTV       MATURITY       MATURITY     LOAN AGE
---------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00            7.978%       611       65.39%          264           261          3
$50,000.01 - $75,000.00            8.036        624       79.50           283           280          3
$75,000.01 - $100,000.00           7.932        626       82.85           297           294          3
$100,000.01 - $125,000.00          7.647        635       81.41           305           301          3
$125,000.01 - $150,000.00          7.629        633       82.76           307           304          3
$150,000.01 - $175,000.00          7.468        622       83.46           298           295          3
$175,000.01 - $200,000.00          7.283        641       79.05           322           318          3
$200,000.01 - $225,000.00          7.393        638       81.23           331           328          3
$225,000.01 - $250,000.00          7.374        645       80.38           320           316          3
$250,000.01 - $275,000.00          7.203        651       83.48           303           299          3
$275,000.01 - $300,000.00          7.463        641       82.05           317           313          3
$300,000.01 - $325,000.00          7.020        666       84.82           335           331          3
$325,000.01 - $350,000.00          6.982        658       83.11           326           323          4
$350,000.01 - $375,000.00          7.253        634       81.60           324           321          3
$375,000.01 - $400,000.00          7.726        680       71.95           324           320          4
$400,000.01 - $425,000.00          7.500        640       80.00           360           356          4
$425,000.01 - $450,000.00          7.503        654       80.65           360           357          3
$450,000.01 - $475,000.00          7.366        642       84.00           288           284          4
$475,000.01 - $500,000.00          6.875        674       82.10           360           356          4
---------------------------------------------------------------------------------------------------------
TOTAL:                             7.540%       637       81.47%          310           307          3
---------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the average Cut-off Date Mortgage Loan Principal Balance of Group I Mortgage Loans is approximately $141,438.92.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------

                              NUMBER OF        AGGREGATE        PERCENT OF                    W.A.
                              MORTGAGE         PRINCIPAL        PRINCIPAL       W.A.          GROSS
MORTGAGE RATES                  LOANS            BALANCE         BALANCE        DTI          COUPON
------------------------------------------------------------------------------------------------------
5.501% - 6.000%                   11        $2,217,640.36          1.65%        36.84%        5.957%
6.001% - 6.500%                   64        10,486,642.21          7.81         38.18         6.403
6.501% - 7.000%                  201        34,038,802.19         25.36         41.49         6.884
7.001% - 7.500%                  186        28,213,166.50         21.02         41.06         7.351
7.501% - 8.000%                  232        31,881,982.24         23.75         40.87         7.873
8.001% - 8.500%                  109        12,216,017.40          9.10         42.70         8.341
8.501% - 9.000%                  104        11,251,125.27          8.38         40.08         8.840
9.001% - 9.500%                   22         2,340,618.99          1.74         39.42         9.332
9.501% - 10.000%                  15         1,218,719.43          0.91         33.60         9.779
10.001% - 10.500%                  2           194,259.15          0.14         37.96        10.366
10.501% - 11.000%                  1            83,298.80          0.06         31.76        10.750
11.501% - 12.000%                  1            53,537.49          0.04         22.45        11.999
12.001% - 12.500%                  1            29,725.19          0.02         17.88        12.180
------------------------------------------------------------------------------------------------------
TOTAL:                           949      $134,225,535.21        100.00%        40.78%        7.540%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                 W.A.            W.A.
                                     W.A.         W.A.        ORIGINAL        REMAINING
                                     FICO       ORIGINAL       TERM TO          TERM TO        W.A.
MORTGAGE RATES                      SCORE         LTV         MATURITY         MATURITY      LOAN AGE
------------------------------------------------------------------------------------------------------
5.501% - 6.000%                       705         69.51%          218              215           4
6.001% - 6.500%                       686         73.35           332              329           3
6.501% - 7.000%                       661         80.78           324              320           3
7.001% - 7.500%                       636         79.47           316              312           3
7.501% - 8.000%                       624         84.52           294              291           3
8.001% - 8.500%                       605         84.84           308              305           3
8.501% - 9.000%                       591         84.98           310              307           3
9.001% - 9.500%                       585         85.04           288              284           4
9.501% - 10.000%                      582         85.57           249              246           3
10.001% - 10.500%                     580         87.68           360              357           3
10.501% - 11.000%                     556         65.00           360              353           7
11.501% - 12.000%                     615         80.00           180              176           4
12.001% - 12.500%                     617         85.00           360              357           3
------------------------------------------------------------------------------------------------------
TOTAL:                                637         81.47%          310              307           3
------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Mortgage Rate of the Group I Mortgage Loans is approximately 7.540%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------------------

                            NUMBER OF          AGGREGATE           PERCENT OF                    W.A.
ORIGINAL                    MORTGAGE           PRINCIPAL           PRINCIPAL        W.A.         GROSS
LOAN-TO-VALUE RATIOS          LOANS              BALANCE            BALANCE         DTI         COUPON
--------------------------------------------------------------------------------------------------------
10.01% - 15.00%                   1             $55,847.29             0.04%        14.49%        6.500%
20.01% - 25.00%                   2             127,886.78             0.10         38.07         6.919
30.01% - 35.00%                   2             152,678.68             0.11         35.88         7.853
35.01% - 40.00%                  10           1,214,477.32             0.90         36.53         6.786
40.01% - 45.00%                   9             869,298.24             0.65         34.98         7.041
45.01% - 50.00%                   5             589,267.30             0.44         38.20         7.449
50.01% - 55.00%                  11           1,220,297.72             0.91         35.99         7.136
55.01% - 60.00%                  18           1,865,919.79             1.39         39.99         7.121
60.01% - 65.00%                  30           3,587,286.39             2.67         38.47         7.159
65.01% - 70.00%                  45           6,052,076.11             4.51         38.08         7.428
70.01% - 75.00%                  60           9,637,630.95             7.18         41.08         7.328
75.01% - 80.00%                 317          46,983,101.24            35.00         40.62         7.450
80.01% - 85.00%                 145          22,267,948.17            16.59         40.95         7.658
85.01% - 90.00%                 153          21,590,442.83            16.09         40.38         7.646
90.01% - 95.00%                  57           7,901,613.05             5.89         43.98         7.600
95.01% - 100.00%                 84          10,109,763.36             7.53         43.75         8.105
--------------------------------------------------------------------------------------------------------
TOTAL:                          949        $134,225,535.21           100.00%        40.78%        7.540%
--------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                 W.A.           W.A.
                                    W.A.         W.A.          ORIGINAL       REMAINING
ORIGINAL                            FICO       ORIGINAL        TERM TO         TERM TO          W.A.
LOAN-TO-VALUE RATIOS               SCORE          LTV          MATURITY       MATURITY        LOAN AGE
------------------------------------------------------------------------------------------------------
10.01% - 15.00%                       622         10.18%           360             357            3
20.01% - 25.00%                       668         23.79            180             177            3
30.01% - 35.00%                       639         32.84            360             357            3
35.01% - 40.00%                       684         37.98            355             352            3
40.01% - 45.00%                       623         42.23            314             311            3
45.01% - 50.00%                       634         48.32            233             230            3
50.01% - 55.00%                       615         53.77            310             306            3
55.01% - 60.00%                       637         57.74            279             276            3
60.01% - 65.00%                       641         62.93            297             294            3
65.01% - 70.00%                       632         68.24            317             314            3
70.01% - 75.00%                       635         73.96            316             313            3
75.01% - 80.00%                       644         79.46            314             311            3
80.01% - 85.00%                       626         84.25            320             317            3
85.01% - 90.00%                       631         89.45            312             309            3
90.01% - 95.00%                       646         93.93            314             311            3
95.01% - 100.00%                      630         99.63            260             256            3
------------------------------------------------------------------------------------------------------
TOTAL:                                637         81.47%           310             307            3
------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Original Loan-to-Value ratio of the Group I Mortgage Loans is approximately 81.47%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

----------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
ORIGINAL TERM                           LOANS              BALANCE          BALANCE         DTI         COUPON
----------------------------------------------------------------------------------------------------------------------
less than 120 Months                      1            $120,477.67             0.09%        42.18%        7.999%
121 - 180 Months                        279          34,360,274.94            25.60         40.69         7.638
181 - 240 Months                         35           4,151,834.96             3.09         39.89         7.440
241 - 300 Months                          1              86,492.00             0.06         39.40         7.000
301 - 360 Months                        633          95,506,455.64            71.15         40.85         7.509
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%        7.540%
----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                    W.A.           W.A.
                                       W.A.          W.A.         ORIGINAL       REMAINING
                                       FICO       ORIGINAL        TERM TO         TERM TO         W.A.
ORIGINAL TERM                          SCORE         LTV          MATURITY       MATURITY       LOAN AGE
---------------------------------------------------------------------------------------------------------
less than 120 Months                     620         94.23%             120           117              3
121 - 180 Months                         634         82.78              180           177              3
181 - 240 Months                         624         79.36              240           237              3
241 - 300 Months                         673         91.50              300           296              4
301 - 360 Months                         638         81.06              360           357              3
---------------------------------------------------------------------------------------------------------
TOTAL:                                   637         81.47%             310           307              3
---------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Original Term of the Group I Mortgage Loans is approximately 310 months.

REMAINING TERM TO MATURITY

--------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
REMAINING TERM                          LOANS              BALANCE          BALANCE         DTI         COUPON
--------------------------------------------------------------------------------------------------------------------
110 - 119 Months                          1            $120,477.67             0.09%        42.18%        7.999%
170 - 179 Months                        279          34,360,274.94            25.60         40.69         7.638
230 - 239 Months                         35           4,151,834.96             3.09         39.89         7.440
290 - 299 Months                          1              86,492.00             0.06         39.40         7.000
350 - 359 Months                        633          95,506,455.64            71.15         40.85         7.509
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%        7.540%
--------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                     W.A.           W.A.
                                        W.A.          W.A.         ORIGINAL       REMAINING
                                        FICO       ORIGINAL        TERM TO         TERM TO         W.A.
REMAINING TERM                          SCORE         LTV          MATURITY       MATURITY       LOAN AGE
----------------------------------------------------------------------------------------------------------
110 - 119 Months                          620        94.23%              120           117              3
170 - 179 Months                          634         82.78              180           177              3
230 - 239 Months                          624         79.36              240           237              3
290 - 299 Months                          673         91.50              300           296              4
350 - 359 Months                          638         81.06              360           357              3
----------------------------------------------------------------------------------------------------------
TOTAL:                                    637         81.47%             310           307              3
----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Remaining Term of the Group I Mortgage Loans is approximately 307 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

FICO SCORE

---------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
FICO SCORE                              LOANS              BALANCE          BALANCE         DTI         COUPON
---------------------------------------------------------------------------------------------------------------------
801 - 850                                 1            $218,986.57             0.16%        33.35%        6.375%
751 - 800                                17           2,323,851.48             1.73         37.66         6.603
701 - 750                                77          12,476,299.99             9.30         41.10         6.989
651 - 700                               220          33,549,761.80            25.00         41.17         7.157
601 - 650                               399          56,147,609.24            41.83         40.84         7.620
551 - 600                               165          21,786,975.31            16.23         40.35         8.037
501 - 550                                70           7,722,050.82             5.75         40.46         8.422
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%        7.540%
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                     W.A.           W.A.
                                        W.A.          W.A.         ORIGINAL       REMAINING
                                        FICO       ORIGINAL        TERM TO         TERM TO         W.A.
FICO SCORE                              SCORE         LTV          MATURITY       MATURITY       LOAN AGE
----------------------------------------------------------------------------------------------------------
801 - 850                                 806         90.00%             360           357              3
751 - 800                                 777         72.31              285           282              3
701 - 750                                 720         80.70              326           322              3
651 - 700                                 672         79.51              317           314              3
601 - 650                                 627         84.01              302           299              3
551 - 600                                 580         80.23              315           311              3
501 - 550                                 533         78.65              300           296              3
----------------------------------------------------------------------------------------------------------
TOTAL:                                    637         81.47%             310           307              3
----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average FICO Score of the Group I Mortgage Loans is approximately 637.

CREDIT GRADE

----------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
CREDIT GRADE                            LOANS              BALANCE          BALANCE         DTI         COUPON
----------------------------------------------------------------------------------------------------------------------
A                                       447         $63,149,353.19            47.05%        41.43%        7.522%
A-                                      166          20,803,748.16            15.50         40.26         7.917
A+                                      209          34,997,833.44            26.07         40.74         7.009
B                                       104          12,900,904.78             9.61         39.57         8.212
C                                        22           2,290,396.85             1.71         35.09         8.824
C-                                        1              83,298.80             0.06         31.76        10.750
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%        7.540%
----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                W.A.           W.A.
                                   W.A.          W.A.         ORIGINAL       REMAINING
                                   FICO       ORIGINAL        TERM TO         TERM TO         W.A.
CREDIT GRADE                       SCORE         LTV          MATURITY       MATURITY       LOAN AGE
-----------------------------------------------------------------------------------------------------
A                                    636         83.58%             306           303              3
A-                                   605         80.76              296           292              3
A+                                   683         80.89              322           319              3
B                                    581         75.96              317           314              3
C                                    559         69.95              307           303              3
C-                                   556         65.00              360           353              7
-----------------------------------------------------------------------------------------------------
TOTAL:                               637        81.47%              310           307              3
-----------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
PROPERTY TYPE                           LOANS              BALANCE          BALANCE         DTI         COUPON
---------------------------------------------------------------------------------------------------------------------
Condominium                              49          $5,506,744.67             4.10%        40.41%         7.21%
Condo/Highrise                            2             160,867.66             0.12         45.32         8.295
Manufactured Home                        11           1,008,136.70             0.75         43.41         8.208
Multi Unit                               52           8,603,716.99             6.41         42.10         7.389
PUD/Attached                             22           3,869,428.79             2.88         44.60         7.658
PUD/Detached                             48           8,008,714.18             5.97         41.97         7.639
Single Family                             5             723,493.94             0.54         40.72         7.546
Residence/Attached
Single Family                           755         105,735,294.05            78.77         40.43         7.547
Residence/Detached
Townhouse                                 5             609,138.24             0.45         39.43         8.069
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%         7.54%
---------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                  W.A.           W.A.
                                     W.A.          W.A.         ORIGINAL       REMAINING
                                     FICO       ORIGINAL        TERM TO         TERM TO         W.A.
PROPERTY TYPE                        SCORE         LTV          MATURITY       MATURITY       LOAN AGE
-------------------------------------------------------------------------------------------------------
Condominium                            662         78.75%             323           320              3
Condo/Highrise                         654         86.81              360           356              4
Manufactured Home                      621         78.88              304           301              3
Multi Unit                             662         79.32              305           302              3
PUD/Attached                           630         80.94              289           286              3
PUD/Detached                           636         82.95              332           329              3
Single Family                          638         88.97              360           357              3
Residence/Attached
Single Family                          634         81.69              308           305              3
Residence/Detached
Townhouse                              641         74.72              288           285              4
-------------------------------------------------------------------------------------------------------
TOTAL:                                 637         81.47%             310           307              3
-------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

OCCUPANCY STATUS

---------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
OCCUPANCY TYPES                         LOANS              BALANCE          BALANCE         DTI         COUPON
---------------------------------------------------------------------------------------------------------------------
Owner Occupied                          898        $129,187,479.80            96.25%        40.92%        7.529%
Rental                                   50           4,962,733.39             3.70         37.06         7.828
Second Home                               1              75,322.02             0.06         47.36         7.750
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%        7.540%
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                               W.A.           W.A.
                                  W.A.          W.A.         ORIGINAL       REMAINING
                                  FICO       ORIGINAL        TERM TO         TERM TO         W.A.
OCCUPANCY TYPES                   SCORE         LTV          MATURITY       MATURITY       LOAN AGE
----------------------------------------------------------------------------------------------------
Owner Occupied                      636         81.78%             310           307              3
Rental                              652         73.38              304           301              3
Second Home                         520         80.00              180           177              3
----------------------------------------------------------------------------------------------------
TOTAL:                              637         81.47%             310           307              3
----------------------------------------------------------------------------------------------------


DOCUMENTATION LEVEL

---------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
DOCUMENTATION                           LOANS              BALANCE          BALANCE         DTI         COUPON
---------------------------------------------------------------------------------------------------------------------
Alt2                                      2            $489,055.98             0.36%        38.54%       7.121%
Full                                    717          96,597,507.96            71.97         40.54        7.517
Limited                                   3             407,936.80             0.30         36.25        8.012
Stated                                  227          36,731,034.48            27.37         41.49        7.602
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%       7.540%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                    W.A.           W.A.
                                       W.A.          W.A.         ORIGINAL       REMAINING
                                       FICO       ORIGINAL        TERM TO         TERM TO         W.A.
DOCUMENTATION                          SCORE         LTV          MATURITY       MATURITY       LOAN AGE
---------------------------------------------------------------------------------------------------------
Alt2                                     618         71.30%             360           356              4
Full                                     628         82.89              309           306              3
Limited                                  630         78.10              281           277              4
Stated                                   659         77.89              313           309              3
---------------------------------------------------------------------------------------------------------
TOTAL:                                   637         81.47%             310           307              3
---------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
PURPOSE OF MORTGAGE LOANS               LOANS              BALANCE          BALANCE         DTI         COUPON
------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance                      615         $89,907,967.59            66.98%        40.58%       7.494%
Construction-Permit                       2             201,864.52             0.15         43.11        7.690
Rate/Term Refinance                     175          23,341,058.42            17.39         41.01        7.619
Purchase                                157          20,774,644.68            15.48         41.35        7.650
------------------------------------------------------------------------------------------------------------------
TOTAL:                                  949        $134,225,535.21           100.00%        40.78%       7.540%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                 W.A.           W.A.
                                    W.A.          W.A.         ORIGINAL       REMAINING
                                    FICO       ORIGINAL        TERM TO         TERM TO         W.A.
PURPOSE OF MORTGAGE LOANS           SCORE         LTV          MATURITY       MATURITY       LOAN AGE
------------------------------------------------------------------------------------------------------
Cash-Out Refinance                    633         80.97%             312           309              3
Construction-Permit                   639         80.00              288           285              3
Rate/Term Refinance                   628         82.48              299           295              3
Purchase                              662         82.49              315           311              3
------------------------------------------------------------------------------------------------------
TOTAL:                                637         81.47%             310           307              3
------------------------------------------------------------------------------------------------------

PRODUCT TYPE

-----------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
Product Type                            LOANS              BALANCE          BALANCE         DTI         COUPON
-----------------------------------------------------------------------------------------------------------------
10 Year Fixed                               1           $120,477.67            0.09%       42.18%        7.999%
15 Year Fixed                              45          4,716,631.63            3.51        39.21         7.375
15/30 Balloon                             234         29,643,643.31           22.08        40.92         7.680
20 Year Fixed                              35          4,151,834.96            3.09        39.89         7.440
25 Year Fixed                               1             86,492.00            0.06        39.40         7.000
30 Year Fixed                             633         95,506,455.64           71.15        40.85         7.509
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                    949       $134,225,535.21          100.00%       40.78%        7.540%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                      W.A.           W.A.
                                         W.A.          W.A.         ORIGINAL       REMAINING
                                         FICO       ORIGINAL        TERM TO         TERM TO         W.A.
Product Type                             SCORE         LTV          MATURITY       MATURITY       LOAN AGE
-----------------------------------------------------------------------------------------------------------
10 Year Fixed                             620          94.23%             120           117              3
15 Year Fixed                             644          71.90              180           177              3
15/30 Balloon                             632          84.51              180           177              3
20 Year Fixed                             624          79.36              240           237              3
25 Year Fixed                             673          91.50              300           296              4
30 Year Fixed                             638          81.06              360           357              3
-----------------------------------------------------------------------------------------------------------
TOTAL:                                    637          81.47%             310           307              3
-----------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

AMORTIZATION

----------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
AMORTIZATION                            LOANS              BALANCE          BALANCE         DTI         COUPON
----------------------------------------------------------------------------------------------------------------
Balloon                                 234          $29,643,643.31           22.08%       40.92%        7.680%
Fully Amortizing                        715          104,581,891.90           77.92        40.74         7.501
----------------------------------------------------------------------------------------------------------------
TOTAL:                                  949         $134,225,535.21          100.00%       40.78%        7.540%
----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                       W.A.           W.A.
                                          W.A.          W.A.         ORIGINAL       REMAINING
                                          FICO       ORIGINAL        TERM TO         TERM TO         W.A.
AMORTIZATION                              SCORE         LTV          MATURITY       MATURITY       LOAN AGE
-----------------------------------------------------------------------------------------------------------
Balloon                                    632          84.51%             180           177             3
Fully Amortizing                           638          80.60              347           343             3
-----------------------------------------------------------------------------------------------------------
TOTAL:                                     637          81.47%             310           307             3
-----------------------------------------------------------------------------------------------------------

LIEN

---------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
AMORTIZATION                            LOANS              BALANCE          BALANCE         DTI         COUPON
---------------------------------------------------------------------------------------------------------------
1                                       949         $134,225,535.21         100.00%     40.78%          7.540%
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  949         $134,225,535.21         100.00%     40.78%          7.540%
---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                        W.A.           W.A.
                                           W.A.          W.A.         ORIGINAL       REMAINING
                                           FICO       ORIGINAL        TERM TO         TERM TO         W.A.
AMORTIZATION                               SCORE         LTV          MATURITY       MATURITY       LOAN AGE
------------------------------------------------------------------------------------------------------------
1                                           637         81.47%              310           307             3
------------------------------------------------------------------------------------------------------------
TOTAL:                                      637         81.47%              310           307             3
------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------------------------------

                                      NUMBER OF          AGGREGATE         PERCENT OF                    W.A.
                                      MORTGAGE           PRINCIPAL         PRINCIPAL        W.A.         GROSS
PREPAYMENT PENALTY TERM                 LOANS              BALANCE          BALANCE         DTI         COUPON
-----------------------------------------------------------------------------------------------------------------
No Penalty                               23           $2,462,458.50           1.83%      39.08%          7.462%
6 - 12 Months                            41            9,128,334.44            6.80      42.92           7.377
13 - 24 Months                            6              655,555.45            0.49      37.91           7.340
25 - 36 Months                          134           20,790,801.00           15.49      42.13           7.508
37 - 48 Months                            3              348,425.60            0.26      29.35           7.434
49 - 60 Months                          742          100,839,960.22           75.13      40.40           7.565
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                  949         $134,225,535.21         100.00%      40.78%          7.540%
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                      W.A.           W.A.
                                         W.A.          W.A.         ORIGINAL       REMAINING
                                         FICO       ORIGINAL        TERM TO         TERM TO         W.A.
PREPAYMENT PENALTY TERM                  SCORE         LTV          MATURITY       MATURITY       LOAN AGE
----------------------------------------------------------------------------------------------------------
No Penalty                                649          77.05%             335           331             3
6 - 12 Months                             640          81.43              344           341             3
13 - 24 Months                            701          77.55              313           310             3
25 - 36 Months                            643          78.98              304           301             3
37 - 48 Months                            633          87.47              294           291             3
49 - 60 Months                            634          82.09              308           304             3
----------------------------------------------------------------------------------------------------------
TOTAL:                                    637          81.47%             310           307             3
----------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------
STATE OR
TERRITORY              NUMBER                    PERCENT                                          W.A.        W.A.
DISTRIBUTION OF          OF       AGGREGATE         OF              W.A.      W.A.     W.A.     ORIGINAL    REMAINING     W.A.
MORTGAGED             MORTGAGE    PRINCIPAL     PRINCIPAL  W.A.    GROSS      FICO   ORIGINAL   TERM TO     TERM TO      LOAN
PROPERTIES             LOANS       BALANCE       BALANCE   DTI     COUPON    SCORE     LTV      MATURITY    MATURITY      AGE
-------------------------------------------------------------------------------------------------------------------------------
California               260   $47,560,900.71      35.43%  41.27%   7.221%     646     78.51%      337          334        3
Florida                  123    15,008,119.26      11.18   39.96    7.968      623     82.48       336          333        3
New York                  41     8,895,660.86       6.63   43.17    7.388      645     81.62       350          347        3
Pennsylvania              47     6,380,023.80       4.75   41.33    7.714      628     84.90       301          298        3
Ohio                      52     5,604,426.59       4.18   40.37    7.949      630     88.13       180          177        3
Indiana                   62     5,534,444.43       4.12    38.6    7.919      635     88.65       227          224        3
Texas                     41     5,259,570.56       3.92    39.7    7.645      646     80.83       348          345        3
Washington                29     4,113,156.21       3.06   39.08    7.462      625     80.04       356          353        3
Arizona                   34     3,755,872.02       2.80   36.17    7.735      613     80.02       345          342        3
Tennessee                 39     3,383,476.53       2.52   38.38    8.155      618     84.30       323          320        4
Illinois                  19     3,008,094.25       2.24   41.85    6.930      648     77.31       213          210        3
Virginia                  18     2,783,328.21       2.07   42.17    7.480      657     83.36       202          199        3
Connecticut               13     2,138,689.38       1.59   39.86    7.098      669     81.25       282          278        3
Michigan                  20     1,972,732.61       1.47   43.67    7.775      624     86.73       180          177        3
Maryland                   9     1,855,769.58       1.38   41.64    7.301      649     84.36       195          191        3
North Carolina            14     1,846,999.64       1.38   40.57    7.404      644     83.38       353          349        4
New Jersey                13     1,826,073.22       1.36   43.47    7.810      623     81.30       193          190        3
Colorado                   7     1,737,551.98       1.29   45.74    7.834      631     85.48       360          356        4
Kentucky                  19     1,734,824.43       1.29   37.99    8.326      612     85.77       267          263        4
Hawaii                     8     1,627,456.15       1.21   38.35    7.317      659     80.79       360          357        3
Oregon                    12     1,306,045.49       0.97   43.92    7.881      611     79.64       330          327        3
Missouri                  16     1,280,029.94       0.95   41.21    8.093      605     90.34       180          177        3
Utah                       7       949,646.81       0.71   45.22    7.809      636     85.50       316          313        3
Massachusetts              4       614,682.93       0.46   44.49    8.142      619     80.47       297          294        3
Oklahoma                   7       516,688.57       0.38   38.77    7.862      624     83.42       266          263        3
Arkansas                   6       467,918.70       0.35   36.44    8.194      585     82.22       321          317        3
Nevada                     3       415,761.98       0.31   35.46    8.057      600     80.00       239          236        3
Idaho                      3       392,921.75       0.29   38.79    7.402      595     82.16       282          279        4
Minnesota                  3       348,425.60       0.26   29.35    7.434      633     87.47       294          291        3
Maine                      3       334,951.38       0.25   48.41    7.599      598     64.74       360          357        3
New Hampshire              2       315,744.34       0.24   33.64    7.194      608     66.36       294          291        3
Iowa                       2       232,453.49       0.17   42.53    8.406      597     87.35       180          176        4
Wisconsin                  1       166,586.11       0.12   41.46    6.990      685     89.98       360          357        3
South Carolina             2       164,537.10       0.12    31.4    8.457      668     75.78       360          356        4
Mississippi                3       152,243.61       0.11   39.41    9.070      640     83.03       327          323        3
Louisiana                  2       125,964.33       0.09   39.41    8.737      578     72.39       360          356        4
Rhode Island               2       115,747.18       0.09   41.88    6.520      667     70.50       180          177        3
Montana                    1       105,525.94       0.08   28.02    6.890      642     95.00       360          357        3
Georgia                    1       103,547.79       0.08   52.06    8.500      529     80.00       360          353        7
Kansas                     1        88,941.73       0.07   33.37    6.750      678     75.00       180          177        3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   949  $134,225,535.21     100.00%  40.78%   7.540%     637     81.47%      310          307        3
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  GROUP 2 POOL
                                  ------------

SUMMARY                                                                        TOTAL              MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                                  $235,536,803.01        $28,721.51           $598,603.98
Number of Loans                                                                1,408
Average Original Loan Balance                                               $167,707.48
Average Current Loan Balance                                                $167,284.66
(1) Weighted Average Combined Original LTV                                     81.07%              21.14%               100.00%
(1) Weighted Average Gross Coupon                                              7.610%              5.750%               10.990%
(1) (2) Weighted Average Gross Margin                                          6.314%              4.250%               9.490%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)              31                  18                   34
(1) Weighted Average Remaining Term to Maturity (months)                        357                 349                   358
(1) (3) Weighted Average Credit Score                                           628                 491                   807
------------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3) 100.00% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------------------------
                                                                       PERCENT OF CUT-OFF DATE
                                       RANGE                              PRINCIPAL BALANCE
                                       -----                              -----------------
Product Type                           Adjustable                             100.00%
                                       Fixed                                    0.00%
Fully Amortizing Mortgage Loans                                               100.00%

Lien                                   First                                  100.00%
                                       Second                                   0.00%

Property Type                          Single Family Residence                 71.57%
                                       PUD                                     15.39%
                                       2-4 Family                               4.76%
                                       Low Rise Condo                           6.85%
                                       Manufactured Housing                     0.35%
                                       High Rise Condo                          0.49%
                                       Townhouse                                0.59%

Occupancy Status                       Owner Occupied                          95.68%
                                       Non-Owner Occupied                       3.82%
                                       Second Home                              0.50%

Geographic Distribution                California                              43.09%
                                       Florida                                  5.33%
                                       Illinois                                 4.90%
                                       Ohio                                     4.12%
                                       Arizona                                  3.77%
Number of States (including DC)        43
Largest Zip Code Concentration         92129
Loans with Prepayment Penalties        97.02%
--------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PRINCIPAL BALANCE

-----------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
CUT-OFF DATE MORTGAGE LOAN               MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
PRINCIPAL BALANCE                          LOANS        BALANCE         BALANCE          DTI           COUPON
-----------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                      19        $815,399.11          0.35%        34.73%          8.389%
$50,000.01 - $75,000.00                     122       7,811,235.03          3.32         38.12           8.216
$75,000.01 - $100,000.00                    206      18,222,944.95          7.74         39.97           7.823
$100,000.01 - $125,000.00                   213      24,105,884.77         10.23         41.39           7.747
$125,000.01 - $150,000.00                   179      24,361,669.01         10.34         41.81           7.657
$150,000.01 - $175,000.00                   130      21,071,393.95          8.95         42.08           7.500
$175,000.01 - $200,000.00                   140      26,224,879.29         11.13         43.42           7.668
$200,000.01 - $225,000.00                    98      20,813,297.76          8.84         42.60           7.576
$225,000.01 - $250,000.00                    65      15,444,344.00          6.56         42.94           7.312
$250,000.01 - $275,000.00                    67      17,564,014.75          7.46         42.72           7.555
$275,000.01 - $300,000.00                    47      13,444,382.85          5.71         42.67           7.476
$300,000.01 - $325,000.00                    41      12,775,235.70          5.42         43.46           7.465
$325,000.01 - $350,000.00                    18       6,083,643.70          2.58         39.49           7.499
$350,000.01 - $375,000.00                    14       5,087,014.31          2.16         44.76           7.485
$375,000.01 - $400,000.00                    18       6,985,343.59          2.97         43.31           7.436
$400,000.01 - $425,000.00                     5       2,081,993.66          0.88         39.48           7.795
$425,000.01 - $450,000.00                     6       2,652,447.68          1.13         46.61           8.293
$450,000.01 - $475,000.00                     4       1,847,235.38          0.78         43.26           7.307
$475,000.01 - $500,000.00                    12       5,907,872.03          2.51         42.53           7.139
$500,000.01 - $525,000.00                     1         518,362.63          0.22         37.65           7.250
$525,000.01 - $550,000.00                     1         542,488.63          0.23         49.90           7.325
$575,000.01 - $600,000.00                     2       1,175,720.21         0.500         45.46           8.505
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
-----------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                           W.A.             W.A.
                                               W.A.        W.A.          ORIGINAL        REMAINING
CUT-OFF DATE MORTGAGE LOAN                     FICO      ORIGINAL         TERM TO          TERM TO       W.A.
PRINCIPAL BALANCE                              SCORE        LTV          MATURITY         MATURITY     LOAN AGE
---------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                         598         67.58%           360              357            3
$50,000.01 - $75,000.00                         609         80.36            360              357            3
$75,000.01 - $100,000.00                        621         81.32            360              357            3
$100,000.01 - $125,000.00                       619         81.85            360              357            3
$125,000.01 - $150,000.00                       627         81.74            360              357            3
$150,000.01 - $175,000.00                       631         80.94            360              357            3
$175,000.01 - $200,000.00                       623         81.27            360              357            3
$200,000.01 - $225,000.00                       632         81.30            360              357            3
$225,000.01 - $250,000.00                       634         80.55            360              357            3
$250,000.01 - $275,000.00                       637         82.13            360              357            3
$275,000.01 - $300,000.00                       624         82.01            360              357            3
$300,000.01 - $325,000.00                       650         79.97            360              357            3
$325,000.01 - $350,000.00                       642         80.61            360              357            3
$350,000.01 - $375,000.00                       632         81.49            360              357            3
$375,000.01 - $400,000.00                       634         80.51            360              357            3
$400,000.01 - $425,000.00                       625         80.21            360              357            3
$425,000.01 - $450,000.00                       591         82.02            360              356            4
$450,000.01 - $475,000.00                       646         83.69            360              356            4
$475,000.01 - $500,000.00                       634         74.41            360              357            3
$500,000.01 - $525,000.00                       618         78.91            360              356            4
$525,000.01 - $550,000.00                       614         75.00            360              357            3
$575,000.01 - $600,000.00                       585         82.78            360              356            4
---------------------------------------------------------------------------------------------------------------
TOTAL:                                          628         81.07%           360              357            3
---------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the average Cut-off Date Mortgage Loan Principal Balance of the Group II Mortgage Loans is approximately $167,284.66.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

----------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
MORTGAGE RATES                             LOANS        BALANCE         BALANCE          DTI           COUPON
----------------------------------------------------------------------------------------------------------------
5.501% - 6.000%                               8      $1,383,036.74          0.59%        42.14%          5.969%
6.001% - 6.500%                             109      21,028,138.92          8.93         43.83           6.414
6.501% - 7.000%                             289      52,656,623.21         22.36         42.63           6.898
7.001% - 7.500%                             304      53,820,529.63         22.85         42.59           7.353
7.501% - 8.000%                             319      51,972,691.87         22.07         41.52           7.872
8.001% - 8.500%                             149      22,412,212.71          9.52         41.23           8.343
8.501% - 9.000%                             150      21,882,133.43          9.29         41.65           8.870
9.001% - 9.500%                              43       5,535,830.52          2.35         40.36           9.375
9.501% - 10.000%                             31       4,136,223.27          1.76         40.91           9.887
10.001% - 10.500%                             5         577,574.00          0.25         43.53          10.296
10.501% - 11.000%                             1         131,808.71          0.06         32.79          10.990
----------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                            W.A.             W.A.
                                                W.A.        W.A.          ORIGINAL        REMAINING
                                                FICO      ORIGINAL         TERM TO          TERM TO       W.A.
MORTGAGE RATES                                  SCORE        LTV          MATURITY         MATURITY     LOAN AGE
----------------------------------------------------------------------------------------------------------------
5.501% - 6.000%                                  680         82.37%           360              357            3
6.001% - 6.500%                                  666         80.41            360              357            3
6.501% - 7.000%                                  657         80.70            360              357            3
7.001% - 7.500%                                  642         81.51            360              357            3
7.501% - 8.000%                                  617         80.38            360              357            3
8.001% - 8.500%                                  600         81.93            360              357            3
8.501% - 9.000%                                  569         81.93            360              357            3
9.001% - 9.500%                                  566         81.43            360              357            3
9.501% - 10.000%                                 563         82.29            360              357            3
10.001% - 10.500%                                516         78.02            360              357            3
10.501% - 11.000%                                602         80.00            360              356            4
----------------------------------------------------------------------------------------------------------------
TOTAL:                                           628         81.07%           360              357            3
----------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Mortgage Rate of the Group II Mortgage Loans is approximately 7.610%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
ORIGINAL LOAN-TO-VALUE RATIOS              LOANS        BALANCE         BALANCE          DTI           COUPON
---------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                               1         $36,925.00          0.02%        31.08%          8.000%
25.01% - 30.00%                               1          63,394.94          0.03         39.35           8.990
30.01% - 35.00%                               1         150,382.59          0.06         32.10           7.075
35.01% - 40.00%                               7         812,417.59          0.34         37.94           7.648
40.01% - 45.00%                               6         609,375.87          0.26         42.49           7.469
45.01% - 50.00%                              14       1,604,903.20          0.68         40.25           8.062
50.01% - 55.00%                               8       1,213,044.58          0.52         42.89           7.746
55.01% - 60.00%                              11       1,489,172.62          0.63         40.86           7.818
60.01% - 65.00%                              25       4,028,932.43          1.71         41.26           7.913
65.01% - 70.00%                              42       7,651,099.98          3.25         39.44           7.611
70.01% - 75.00%                             117      20,161,303.70          8.56         39.84           7.919
75.01% - 80.00%                             687     118,565,289.25         50.34         42.61           7.387
80.01% - 85.00%                             180      29,650,527.83         12.59         42.16           7.907
85.01% - 90.00%                             192      33,180,751.38         14.09         42.39           7.886
90.01% - 95.00%                              38       6,134,018.16          2.60         44.00           7.460
95.01% - 100.00%                             78      10,185,263.88          4.32         43.25           7.690
---------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                       W.A.             W.A.
                                           W.A.        W.A.          ORIGINAL        REMAINING
                                           FICO      ORIGINAL         TERM TO          TERM TO       W.A.
ORIGINAL LOAN-TO-VALUE RATIOS              SCORE        LTV          MATURITY         MATURITY     LOAN AGE
-----------------------------------------------------------------------------------------------------------
20.01% - 25.00%                             604         21.14%           360              357            3
25.01% - 30.00%                             613         25.40            360              357            3
30.01% - 35.00%                             649         33.88            360              357            3
35.01% - 40.00%                             602         38.12            360              357            3
40.01% - 45.00%                             594         42.99            360              357            3
45.01% - 50.00%                             597         46.70            360              357            3
50.01% - 55.00%                             569         53.09            360              357            3
55.01% - 60.00%                             575         58.81            360              357            3
60.01% - 65.00%                             582         63.81            360              357            3
65.01% - 70.00%                             608         67.83            360              357            3
70.01% - 75.00%                             592         74.06            360              357            3
75.01% - 80.00%                             649         79.80            360              357            3
80.01% - 85.00%                             600         84.43            360              357            3
85.01% - 90.00%                             614         89.59            360              357            3
90.01% - 95.00%                             648         94.32            360              357            3
95.01% - 100.00%                            629         99.90            360              356            4
-----------------------------------------------------------------------------------------------------------
TOTAL:                                      628         81.07%           360              357            3
-----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Original Loan-to-Value ratio of the Group II Mortgage Loans is approximately 81.07%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

--------------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
ORIGINAL TERM                              LOANS        BALANCE         BALANCE          DTI           COUPON
--------------------------------------------------------------------------------------------------------------------
301 - 360 Months                          1,408    $235,536,803.01       100.00%        42.17%          7.610%
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01       100.00%        42.17%          7.610%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                          W.A.             W.A.
                                              W.A.        W.A.          ORIGINAL        REMAINING
                                              FICO      ORIGINAL         TERM TO          TERM TO       W.A.
ORIGINAL TERM                                 SCORE        LTV          MATURITY         MATURITY     LOAN AGE
--------------------------------------------------------------------------------------------------------------
301 - 360 Months                               628        81.07%            360               357           3
--------------------------------------------------------------------------------------------------------------
TOTAL:                                         628        81.07%            360               357           3
--------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Original Term of the Group II Mortgage Loans is approximately 360 months.


REMAINING TERM TO MATURITY

----------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
REMAINING TERM                             LOANS        BALANCE         BALANCE          DTI           COUPON
----------------------------------------------------------------------------------------------------------------
340 - 349 Months                              1        $261,664.85         0.11%        45.57%          7.250%
350 - 359 Months                          1,407     235,275,138.16        99.89         42.17           7.610
----------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01       100.00%        42.17%          7.610%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                            W.A.             W.A.
                                                W.A.        W.A.          ORIGINAL        REMAINING
                                                FICO      ORIGINAL         TERM TO          TERM TO       W.A.
REMAINING TERM                                  SCORE        LTV          MATURITY         MATURITY     LOAN AGE
----------------------------------------------------------------------------------------------------------------
340 - 349 Months                                 757        80.00%            360               349          11
350 - 359 Months                                 628        81.07             360               357           3
----------------------------------------------------------------------------------------------------------------
TOTAL:                                           628        81.07%            360               357           3
----------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Remaining Term of the Group II Mortgage Loans is approximately 357 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

FICO SCORE

---------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
FICO SCORE                                 LOANS        BALANCE         BALANCE          DTI           COUPON
---------------------------------------------------------------------------------------------------------------
801 - 850                                     1         $80,969.23          0.03%        18.63%          7.250%
751 - 800                                    25       4,455,294.99          1.89         42.32           7.319
701 - 750                                    99      17,188,057.41          7.30         42.39           7.130
651 - 700                                   341      61,373,212.35         26.06         43.42           7.196
601 - 650                                   497      83,728,902.81         35.55         41.73           7.495
551 - 600                                   262      40,576,917.31         17.23         41.67           8.084
501 - 550                                   178      27,192,387.85         11.54         41.24           8.504
451 - 500                                     5         941,061.07          0.40         45.73           8.773
---------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
---------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                          W.A.             W.A.
                                              W.A.        W.A.          ORIGINAL        REMAINING
                                              FICO      ORIGINAL         TERM TO          TERM TO       W.A.
FICO SCORE                                    SCORE        LTV          MATURITY         MATURITY     LOAN AGE
--------------------------------------------------------------------------------------------------------------
801 - 850                                      807         95.56%           360               356           4
751 - 800                                      768         80.66            360               356           4
701 - 750                                      721         80.87            360               357           3
651 - 700                                      673         80.85            360               357           3
601 - 650                                      628         82.58            360               357           3
551 - 600                                      575         80.59            360               357           3
501 - 550                                      529         78.08            360               357           3
451 - 500                                      499         71.55            360               357           3
--------------------------------------------------------------------------------------------------------------
TOTAL:                                         628         81.07%           360               357           3
--------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average FICO Score of the Group II Mortgage Loans is approximately 628.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CREDIT GRADE

-----------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
CREDIT GRADE                               LOANS        BALANCE         BALANCE          DTI           COUPON
-----------------------------------------------------------------------------------------------------------------
A                                           692    $119,902,752.47         50.91%        42.84%          7.375%
A-                                          281      44,989,317.53         19.10         41.93           7.969
A+                                          177      33,483,674.02         14.22         42.50           7.043
B                                           183      26,199,842.79         11.12         40.58           8.298
C                                            71       9,801,933.74          4.16         38.77           8.747
C-                                            4       1,159,282.46          0.49         37.00           9.229
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
-----------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                      W.A.             W.A.
                                          W.A.        W.A.          ORIGINAL        REMAINING
                                          FICO      ORIGINAL         TERM TO          TERM TO       W.A.
CREDIT GRADE                              SCORE        LTV          MATURITY         MATURITY     LOAN AGE
---------------------------------------------------------------------------------------------------------
A                                          649         82.67%           360               357          3
A-                                         596         81.49            360               357          3
A+                                         677         81.18            360               357          3
B                                          558         76.63            360               357          3
C                                          538         72.51            360               357          3
C-                                         596         67.70            360               357          3
---------------------------------------------------------------------------------------------------------
TOTAL:                                     628         81.07%           360               357          3
---------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
PROPERTY TYPE                              LOANS        BALANCE         BALANCE          DTI           COUPON
------------------------------------------------------------------------------------------------------------------
Condominium                                 112     $16,130,289.60          6.85%        41.65%          7.430%
Condo/Highrise                                6       1,152,742.11          0.49         42.92           7.744
Manufactured Home                             6         536,996.05          0.23         39.31           7.839
Modular Home                                  3         284,045.01          0.12         39.77           7.566
Multi Unit                                   60      11,216,855.99          4.76         42.19           7.611
PUD/Attached                                 98      17,789,689.92          7.55         43.59           7.587
PUD/Detached                                 85      18,450,027.69          7.83         42.13           7.502
Single Family Residence/Attached             20       3,039,617.72          1.29         38.55           7.699
Single Family Residence/Detached          1,011     165,546,252.48         70.28         42.13           7.640
Townhouse                                     7       1,390,286.45          0.59         43.85           7.526
------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                         W.A.             W.A.
                                             W.A.        W.A.          ORIGINAL        REMAINING
                                             FICO      ORIGINAL         TERM TO          TERM TO       W.A.
PROPERTY TYPE                                SCORE        LTV          MATURITY         MATURITY     LOAN AGE
-------------------------------------------------------------------------------------------------------------
Condominium                                   645         81.67%           360               357           3
Condo/Highrise                                639         82.32            360               356           4
Manufactured Home                             614         76.66            360               357           3
Modular Home                                  611         81.58            360               356           4
Multi Unit                                    648         80.89            360               356           4
PUD/Attached                                  633         80.79            360               357           3
PUD/Detached                                  628         81.34            360               357           3
Single Family Residence/Attached              643         81.87            360               357           3
Single Family Residence/Detached              624         81.00            360               357           3
Townhouse                                     639         82.55            360               356           4
-------------------------------------------------------------------------------------------------------------
TOTAL:                                        628         81.07%           360               357           3
-------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------

                                        NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                        MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
OCCUPANCY TYPES                           LOANS        BALANCE         BALANCE          DTI           COUPON
------------------------------------------------------------------------------------------------------------------
Owner Occupied                            1,339    $225,361,043.66         95.68%        42.26%          7.600%
Rental                                       64       8,987,016.25          3.82         39.56           7.830
Second Home                                   5       1,188,743.10          0.50         44.38           7.789
------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                        W.A.             W.A.
                                            W.A.        W.A.          ORIGINAL        REMAINING
                                            FICO      ORIGINAL         TERM TO          TERM TO       W.A.
OCCUPANCY TYPES                             SCORE        LTV          MATURITY         MATURITY     LOAN AGE
-------------------------------------------------------------------------------------------------------------
Owner Occupied                                627         81.23%           360               357           3
Rental                                        642         76.69            360               357           3
Second Home                                   638         83.58            360               355           5
-------------------------------------------------------------------------------------------------------------
TOTAL:                                        628         81.07%           360               357           3
-------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

DOCUMENTATION

-----------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
DOCUMENTATION                              LOANS        BALANCE         BALANCE          DTI           COUPON
-----------------------------------------------------------------------------------------------------------------
Alt2                                          2        $579,260.58          0.25%        47.29%          7.765%
Full                                        869     136,065,985.11         57.77         42.41           7.688
Limited                                       7       1,873,078.31          0.80         33.16           7.465
Stated                                      530      97,018,479.01         41.19         41.98           7.503
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
-----------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                          W.A.             W.A.
                                              W.A.        W.A.          ORIGINAL        REMAINING
                                              FICO      ORIGINAL         TERM TO          TERM TO       W.A.
DOCUMENTATION                                 SCORE        LTV          MATURITY         MATURITY     LOAN AGE
--------------------------------------------------------------------------------------------------------------
Alt2                                           626         90.00%           360               356           4
Full                                           607         82.34            360               357           3
Limited                                        615         81.80            360               356           4
Stated                                         658         79.21            360               357           3
--------------------------------------------------------------------------------------------------------------
TOTAL:                                         628         81.07%           360               357           3
--------------------------------------------------------------------------------------------------------------


LOAN PURPOSE

-----------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
PURPOSE OF MORTGAGE LOANS                  LOANS        BALANCE         BALANCE          DTI           COUPON
-----------------------------------------------------------------------------------------------------------------
Cash-Out Refinance                          645    $106,986,272.17         45.42%        40.80%          7.655%
Rate/Term Refinance                         183      26,624,076.08         11.30         43.32           7.879
Purchase                                    580     101,926,454.77         43.27         43.30           7.492
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
-----------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                          W.A.             W.A.
                                              W.A.        W.A.          ORIGINAL        REMAINING
                                              FICO      ORIGINAL         TERM TO          TERM TO       W.A.
PURPOSE OF MORTGAGE LOANS                     SCORE        LTV          MATURITY         MATURITY     LOAN AGE
--------------------------------------------------------------------------------------------------------------
Cash-Out Refinance                             608         80.00%           360               357           3
Rate/Term Refinance                            602         82.90            360               357           3
Purchase                                       656         81.71            360               357           3
--------------------------------------------------------------------------------------------------------------
TOTAL:                                         628         81.07%           360               357           3
--------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PRODUCT TYPE

-----------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
PRODUCT TYPE                               LOANS        BALANCE         BALANCE          DTI           COUPON
-----------------------------------------------------------------------------------------------------------------
2/28 ARM                                    268     $42,579,968.47         18.08%        41.67%          7.555%
3/27 ARM                                  1,140     192,956,834.55         81.92         42.28           7.622
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01        100.00%        42.17%          7.610%
-----------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                           W.A.             W.A.
                                               W.A.        W.A.          ORIGINAL        REMAINING
                                               FICO      ORIGINAL         TERM TO          TERM TO       W.A.
PRODUCT TYPE                                   SCORE        LTV          MATURITY         MATURITY     LOAN AGE
---------------------------------------------------------------------------------------------------------------
2/28 ARM                                        616         81.55%           360               357           3
3/27 ARM                                        631         80.96            360               357           3
---------------------------------------------------------------------------------------------------------------
TOTAL:                                          628         81.07%           360               357           3
---------------------------------------------------------------------------------------------------------------


AMORTIZATION

------------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
AMORTIZATION                               LOANS        BALANCE         BALANCE          DTI           COUPON
------------------------------------------------------------------------------------------------------------------
Fully Amortizing                          1,408    $235,536,803.01       100.00%        42.17%          7.610%
------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01       100.00%        42.17%          7.610%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                        W.A.             W.A.
                                            W.A.        W.A.          ORIGINAL        REMAINING
                                            FICO      ORIGINAL         TERM TO          TERM TO       W.A.
AMORTIZATION                                SCORE        LTV          MATURITY         MATURITY     LOAN AGE
------------------------------------------------------------------------------------------------------------
Fully Amortizing                             628        81.07%            360               357           3
------------------------------------------------------------------------------------------------------------
TOTAL:                                       628        81.07%            360               357           3
------------------------------------------------------------------------------------------------------------

LIEN

-------------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
LIEN                                       LOANS        BALANCE         BALANCE          DTI           COUPON
-------------------------------------------------------------------------------------------------------------------
1                                         1,408    $235,536,803.01      100.00%         42.17%          7.610%
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01      100.00%         42.17%          7.610%
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                    W.A.             W.A.
                                        W.A.        W.A.          ORIGINAL        REMAINING
                                        FICO      ORIGINAL         TERM TO          TERM TO       W.A.
LIEN                                    SCORE        LTV          MATURITY         MATURITY     LOAN AGE
--------------------------------------------------------------------------------------------------------
1                                        628        81.07%            360               357           3
--------------------------------------------------------------------------------------------------------
TOTAL:                                   628        81.07%            360               357           3
--------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------

                                         NUMBER OF     AGGREGATE       PERCENT OF                       W.A.
                                         MORTGAGE      PRINCIPAL        PRINCIPAL        W.A.           GROSS
PREPAYMENT PENALTY TERM                    LOANS        BALANCE         BALANCE          DTI           COUPON
------------------------------------------------------------------------------------------------------------------
No Penalty                                   48      $7,012,818.63         2.98%         39.37%          7.981%
6 - 12 Months                                15       3,805,727.27         1.62          43.77           7.437
13 - 24 Months                               46       8,385,461.69         3.56          40.99           7.374
25 - 36 Months                            1,254     209,964,418.30        89.14          42.34           7.603
37 - 48 Months                                8       1,172,098.39         0.50          41.51           8.282
49 - 60 Months                               37       5,196,278.73         2.21          40.04           7.769
------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,408    $235,536,803.01       100.00%         42.17%          7.610%
------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                         W.A.             W.A.
                                             W.A.        W.A.          ORIGINAL        REMAINING
                                             FICO      ORIGINAL         TERM TO          TERM TO       W.A.
PREPAYMENT PENALTY TERM                      SCORE        LTV          MATURITY         MATURITY     LOAN AGE
-------------------------------------------------------------------------------------------------------------
No Penalty                                    617         77.26%           360               357           3
6 - 12 Months                                 652         78.00            360               357           3
13 - 24 Months                                642         81.13            360               357           3
25 - 36 Months                                629         81.23            360               357           3
37 - 48 Months                                569         82.39            360               357           3
49 - 60 Months                                593         81.62            360               357           3
-------------------------------------------------------------------------------------------------------------
TOTAL:                                        628         81.07%           360               357           3
-------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Prepayment Penalty Term of the Group II Mortgage Loans is approximately 36 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

-----------------------------------------------------------------------------------------------------------------------------------
STATE OR
TERRITORY                                            PERCENT                                            W.A.       W.A.
DISTRIBUTION OF         NUMBER OF     AGGREGATE        OF                W.A.       W.A.     W.A.    ORIGINAL   REMAINING      W.A.
MORTGAGED                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS      FICO   ORIGINAL    TERM TO     TERM TO      LOAN
PROPERTIES                LOANS        BALANCE      BALANCE     DTI     COUPON     SCORE     LTV     MATURITY   MATURITY        AGE
-----------------------------------------------------------------------------------------------------------------------------------
California                   462  $101,496,717.80      43.09%   42.56%    7.425%     637    80.14%       360         357         3
Florida                       91    12,546,755.25       5.33    41.99     7.919      623    83.73        360         357         3
Illinois                      65    11,544,138.49       4.90    40.71     7.859      621    82.04        360         357         3
Ohio                          85     9,713,478.22       4.12    41.88     7.776      619    84.25        360         357         3
Arizona                       71     8,871,199.29       3.77    42.65     7.688      627    79.86        360         357         3
Indiana                       82     8,550,222.03       3.63    39.20     7.934      604    86.42        360         357         3
Maryland                      39     8,396,721.78       3.56    41.75     7.367      631    81.46        360         357         3
Connecticut                   32     6,342,734.23       2.69    44.75     7.639      621    81.36        360         357         3
New Jersey                    28     5,445,854.60       2.31    44.34     7.698      632    76.83        360         357         3
Washington                    34     5,407,672.43       2.30    42.54     7.533      624    81.68        360         357         3
Virginia                      28     4,939,948.88       2.10    41.84     7.664      600    79.50        360         357         3
Colorado                      31     4,842,205.28       2.06    42.70     7.377      648    81.44        360         357         3
Massachusetts                 27     4,545,012.28       1.93    45.17     7.959      604    79.45        360         357         3
Michigan                      34     4,053,370.75       1.72    41.42     8.006      616    83.09        360         357         3
Pennsylvania                  28     3,741,803.70       1.59    42.16     7.894      597    79.83        360         357         3
Texas                         27     3,644,191.46       1.55    37.35     7.433      654    78.61        360         357         3
New York                      21     3,641,336.49       1.55    41.17     8.124      609    75.43        360         357         3
Missouri                      28     3,479,980.03       1.48    40.80     8.238      599    84.66        360         357         3
Oregon                        27     3,468,146.10       1.47    43.83     7.452      644    77.86        360         357         3
Utah                          19     2,567,196.70       1.09    41.70     7.477      643    80.16        360         357         3
North Carolina                19     2,466,024.32       1.05    42.41     7.713      623    83.15        360         356         4
Kentucky                      23     2,389,208.52       1.01    38.42     7.926      603    84.93        360         357         3
Nevada                        15     2,173,922.77       0.92    40.36     7.628      622    78.24        360         356         4
Tennessee                     19     1,989,206.48       0.84    44.25     8.041      621    88.98        360         357         3
Rhode Island                  13     1,977,479.40       0.84    39.63     7.878      591    81.22        360         357         3
Kansas                         6       811,170.34       0.34    40.73     7.902      621    84.91        360         356         4
Minnesota                      6       806,365.08       0.34    45.20     7.439      617    84.21        360         356         4
South Carolina                 8       781,518.93       0.33    44.51     7.532      651    82.02        360         357         3
Idaho                          6       675,499.77       0.29    42.21     7.198      636    81.76        360         356         4
New Hampshire                  4       661,366.33       0.28    44.34     7.636      584    74.74        360         357         3
District of Columbia           3       640,431.70       0.27    40.14     7.116      686    81.96        360         357         3
Louisiana                      4       492,600.20       0.21    44.40     8.362      587    82.58        360         357         3
Hawaii                         2       464,132.18       0.20    45.02     7.262      680    80.00        360         356         4
New Mexico                     4       393,077.41       0.17    36.96     7.855      639    86.85        360         357         3
Mississippi                    4       341,196.87       0.14    41.45     8.342      610    90.88        360         357         3
Delaware                       2       260,436.61       0.11    46.83     7.771      584    89.94        360         357         3
Nebraska                       3       231,072.02       0.10    36.12     7.984      619    83.40        360         357         3
Wisconsin                      2       181,636.01       0.08    37.89     7.129      619    82.33        360         357         3
West Virginia                  1       180,149.66       0.08    47.59     8.500      546    80.00        360         357         3
Arkansas                       2       125,311.40       0.05    27.47     9.501      626    87.89        360         357         3
Oklahoma                       1       123,693.21       0.05    40.99     6.999      648    80.00        360         357         3
Iowa                           1        80,827.36       0.03    38.08     7.750      581    90.00        360         357         3
North Dakota                   1        51,790.66       0.02    26.64     7.990      611    95.00        360         357         3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,408   $235,536,803.0     100.00%   42.17%    7.610%     628    81.07%       360         357         3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF GROSS MARGIN

---------------------------------------------------------------------------------------------------------
                          NUMBER
                            OF          AGGREGATE     PERCENT OF              W.A.     W.A.      W.A.
                         MORTGAGE       PRINCIPAL      PRINCIPAL    W.A.      GROSS    FICO    ORIGINAL
      MARGIN               LOANS          BALANCE       BALANCE     DTI     COUPON    SCORE      LTV
---------------------------------------------------------------------------------------------------------
  4.001% - 4.500%             7      $1,186,828.59        0.50%    45.88%    5.966%    679      82.76%
  4.501% - 5.000%            74      14,370,594.67        6.10     43.21     6.428     667      80.09
  5.001% - 5.500%           196      36,542,976.38       15.51     42.85     6.837     655      80.01
  5.501% - 6.000%           304      55,245,944.01       23.46     42.78     7.152     650      81.34
  6.001% - 6.500%           314      53,449,828.60       22.69     42.02     7.667     625      80.65
  6.501% - 7.000%           227      34,381,388.36       14.60     41.08     8.040     617      81.95
  7.001% - 7.500%           145      21,588,117.18        9.17     41.98     8.700     575      81.09
  7.501% - 8.000%            84      11,762,308.92        4.99     40.19     8.967     574      82.62
  8.001% - 8.500%            34       4,235,243.41        1.80     41.94     9.623     562      83.58
  8.501% - 9.000%            21       2,531,397.39        1.07     40.60     9.936     550      80.22
  9.001% - 9.500%             2         242,175.50        0.10     40.56    10.762     562      82.28
---------------------------------------------------------------------------------------------------------
      TOTAL:              1,408    $235,536,803.01      100.00%    42.17%    7.610%    628      81.07%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                            W.A.        W.A.
                          ORIGINAL   REMAINING    W.A.     W.A.     W.A.       W.A.      W.A.
                          TERM TO     TERM TO     LOAN   INITIAL   INTERIM     MAX        MIN       W.A.
      MARGIN              MATURITY    MATURITY     AGE     CAP       CAP       RATE      RATE      MARGIN
---------------------------------------------------------------------------------------------------------
  4.001% - 4.500%            360          357       3    1.500%    1.500%    12.966%    5.966%     4.466%
  4.501% - 5.000%            360          357       3    1.500     1.500     13.428     6.428      4.938
  5.001% - 5.500%            360          357       3    1.500     1.500     13.837     6.837      5.400
  5.501% - 6.000%            360          357       3    1.500     1.500     14.152     7.152      5.888
  6.001% - 6.500%            360          357       3    1.500     1.500     14.667     7.667      6.370
  6.501% - 7.000%            360          357       3    1.500     1.500     15.040     8.040      6.862
  7.001% - 7.500%            360          357       3    1.500     1.500     15.700     8.700      7.372
  7.501% - 8.000%            360          357       3    1.500     1.500     15.967     8.967      7.872
  8.001% - 8.500%            360          357       3    1.500     1.500     16.623     9.623      8.366
  8.501% - 9.000%            360          357       3    1.500     1.500     16.936     9.936      8.862
  9.001% - 9.500%            360          356       4    1.500     1.500     17.762    10.762      9.490
---------------------------------------------------------------------------------------------------------
      TOTAL:                 360          357       3    1.500%    1.500%    14.610%    7.610%     6.314%
---------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Gross Margin of the Group II Mortgage Loans is approximately 6.314%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP

---------------------------------------------------------------------------------------------------------

                          NUMBER
                            OF          AGGREGATE     PERCENT OF              W.A.     W.A.      W.A.
                         MORTGAGE       PRINCIPAL      PRINCIPAL    W.A.      GROSS    FICO    ORIGINAL
INITIAL CAP                LOANS          BALANCE       BALANCE     DTI     COUPON    SCORE      LTV
---------------------------------------------------------------------------------------------------------
1.500%                    1,408    $235,536,803.01     100.00%    42.17%    7.610%     628     81.07%
---------------------------------------------------------------------------------------------------------
TOTAL:                    1,408    $235,536,803.01     100.00%    42.17%    7.610%     628     81.07%
---------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                         W.A.        W.A.
                       ORIGINAL   REMAINING    W.A.     W.A.     W.A.       W.A.      W.A.
                       TERM TO     TERM TO     LOAN   INITIAL   INTERIM     MAX        MIN       W.A.
INITIAL CAP            MATURITY    MATURITY     AGE     CAP       CAP       RATE      RATE      MARGIN
------------------------------------------------------------------------------------------------------
1.500%                    360          357       3   1.500%    1.500%    14.610%    7.610%     6.314%
------------------------------------------------------------------------------------------------------
TOTAL:                    360          357       3   1.500%    1.500%    14.610%    7.610%     6.314%
------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Initial Cap of the Group II Mortgage Loans is approximately 1.500%.


PERIODIC RATE CAP

---------------------------------------------------------------------------------------------------------
                          NUMBER
                            OF          AGGREGATE     PERCENT OF              W.A.     W.A.      W.A.
                         MORTGAGE       PRINCIPAL      PRINCIPAL    W.A.      GROSS    FICO    ORIGINAL
INTERIM CAP                LOANS          BALANCE       BALANCE     DTI     COUPON    SCORE      LTV
---------------------------------------------------------------------------------------------------------
1.500%                    1,408    $235,536,803.01     100.00%    42.17%    7.610%     628     81.07%
---------------------------------------------------------------------------------------------------------
TOTAL:                    1,408    $235,536,803.01     100.00%    42.17%    7.610%     628     81.07%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                            W.A.        W.A.
                          ORIGINAL   REMAINING    W.A.     W.A.     W.A.       W.A.      W.A.
                          TERM TO     TERM TO     LOAN   INITIAL   INTERIM     MAX        MIN       W.A.
INTERIM CAP               MATURITY    MATURITY     AGE     CAP       CAP       RATE      RATE      MARGIN
---------------------------------------------------------------------------------------------------------
1.500%                       360          357       3   1.500%    1.500%    14.610%    7.610%     6.314%
---------------------------------------------------------------------------------------------------------
TOTAL:                       360          357       3   1.500%    1.500%    14.610%    7.610%     6.314%
---------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Periodic Cap of the Group II Mortgage Loans is approximately 1.500%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES

---------------------------------------------------------------------------------------------------------
                          NUMBER
                            OF          AGGREGATE     PERCENT OF              W.A.     W.A.      W.A.
                         MORTGAGE       PRINCIPAL      PRINCIPAL    W.A.      GROSS    FICO    ORIGINAL
MAX INTEREST RATE          LOANS          BALANCE       BALANCE     DTI     COUPON    SCORE      LTV
---------------------------------------------------------------------------------------------------------
12.501% - 13.000%               8     $1,383,036.74        0.59%   42.14%    5.969%    680      82.37%
13.001% - 13.500%             109     21,028,138.92        8.93    43.83     6.414     666      80.41
13.501% - 14.000%             289     52,656,623.21       22.36    42.63     6.898     657      80.70
14.001% - 14.500%             304     53,820,529.63       22.85    42.59     7.353     642      81.51
14.501% - 15.000%             319     51,972,691.87       22.07    41.52     7.872     617      80.38
15.001% - 15.500%             149     22,412,212.71        9.52    41.23     8.343     600      81.93
15.501% - 16.000%             150     21,882,133.43        9.29    41.65     8.870     569      81.93
16.001% - 16.500%              43      5,535,830.52        2.35    40.36     9.375     566      81.43
16.501% - 17.000%              31      4,136,223.27        1.76    40.91     9.887     563      82.29
17.001% - 17.500%               5        577,574.00        0.25    43.53    10.296     516      78.02
17.501% - 18.000%               1        131,808.71        0.06    32.79    10.990     602      80.00
---------------------------------------------------------------------------------------------------------
TOTAL:                      1,408   $235,536,803.01      100.00%   42.17%    7.610%    628      81.07%
---------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                             W.A.        W.A.
                           ORIGINAL   REMAINING    W.A.     W.A.     W.A.       W.A.      W.A.
                           TERM TO     TERM TO     LOAN   INITIAL   INTERIM     MAX        MIN       W.A.
MAX INTEREST RATE          MATURITY    MATURITY     AGE     CAP       CAP       RATE      RATE      MARGIN
----------------------------------------------------------------------------------------------------------
12.501% - 13.000%             360          357       3    1.500%    1.500%    12.969%    5.969%     4.540%
13.001% - 13.500%             360          357       3    1.500     1.500     13.414     6.414      5.145
13.501% - 14.000%             360          357       3    1.500     1.500     13.898     6.898      5.617
14.001% - 14.500%             360          357       3    1.500     1.500     14.353     7.353      6.070
14.501% - 15.000%             360          357       3    1.500     1.500     14.872     7.872      6.556
15.001% - 15.500%             360          357       3    1.500     1.500     15.343     8.343      7.043
15.501% - 16.000%             360          357       3    1.500     1.500     15.870     8.870      7.538
16.001% - 16.500%             360          357       3    1.500     1.500     16.375     9.375      8.062
16.501% - 17.000%             360          357       3    1.500     1.500     16.887     9.887      8.633
17.001% - 17.500%             360          357       3    1.500     1.500     17.296    10.296      8.891
17.501% - 18.000%             360          356       4    1.500     1.500     17.990    10.990      9.490
----------------------------------------------------------------------------------------------------------
TOTAL:                        360          357       3    1.500%    1.500%    14.610%    7.610%     6.314%
----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Maximum Rate of the Group II Mortgage Loans is approximately 14.610%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES

---------------------------------------------------------------------------------------------------------
                          NUMBER
                            OF          AGGREGATE     PERCENT OF              W.A.     W.A.      W.A.
                         MORTGAGE       PRINCIPAL      PRINCIPAL    W.A.      GROSS    FICO    ORIGINAL
MIN INTEREST RATE          LOANS          BALANCE       BALANCE     DTI     COUPON    SCORE      LTV
---------------------------------------------------------------------------------------------------------
5.501% - 6.000%                  8     $1,383,036.74         0.59%  42.14%   5.969%    680      82.37%
6.001% - 6.500%                109     21,028,138.92         8.93   43.83    6.414     666      80.41
6.501% - 7.000%                289     52,656,623.21        22.36   42.63    6.898     657      80.70
7.001% - 7.500%                304     53,820,529.63        22.85   42.59    7.353     642      81.51
7.501% - 8.000%                319     51,972,691.87        22.07   41.52    7.872     617      80.38
8.001% - 8.500%                149     22,412,212.71         9.52   41.23    8.343     600      81.93
8.501% - 9.000%                150     21,882,133.43         9.29   41.65    8.870     569      81.93
9.001% - 9.500%                 43      5,535,830.52         2.35   40.36    9.375     566      81.43
9.501% - 10.000%                31      4,136,223.27         1.76   40.91    9.887     563      82.29
10.001% - 10.500%                5        577,574.00         0.25   43.53   10.296     516      78.02
10.501% - 11.000%                1        131,808.71         0.06   32.79   10.990     602      80.00
---------------------------------------------------------------------------------------------------------
        TOTAL:               1,408   $235,536,803.01       100.00%  42.17%   7.610%    628      81.07%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                            W.A.        W.A.
                          ORIGINAL   REMAINING    W.A.     W.A.     W.A.       W.A.      W.A.
                          TERM TO     TERM TO     LOAN   INITIAL   INTERIM     MAX        MIN       W.A.
MIN INTEREST RATE         MATURITY    MATURITY     AGE     CAP       CAP       RATE      RATE      MARGIN
---------------------------------------------------------------------------------------------------------
5.501% - 6.000%              360          357       3    1.500%    1.500%    12.969%    5.969%     4.540%
6.001% - 6.500%              360          357       3    1.500     1.500     13.414     6.414      5.145
6.501% - 7.000%              360          357       3    1.500     1.500     13.898     6.898      5.617
7.001% - 7.500%              360          357       3    1.500     1.500     14.353     7.353      6.070
7.501% - 8.000%              360          357       3    1.500     1.500     14.872     7.872      6.556
8.001% - 8.500%              360          357       3    1.500     1.500     15.343     8.343      7.043
8.501% - 9.000%              360          357       3    1.500     1.500     15.870     8.870      7.538
9.001% - 9.500%              360          357       3    1.500     1.500     16.375     9.375      8.062
9.501% - 10.000%             360          357       3    1.500     1.500     16.887     9.887      8.633
10.001% - 10.500%            360          357       3    1.500     1.500     17.296    10.296      8.891
10.501% - 11.000%            360          356       4    1.500     1.500     17.990    10.990      9.490
---------------------------------------------------------------------------------------------------------
        TOTAL:               360          357       3    1.500%    1.500%    14.610%    7.610%     6.314%
---------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Minimum Rate of the Group II Mortgage Loans is approximately 7.610%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE

---------------------------------------------------------------------------------------------------------
                          NUMBER
                            OF          AGGREGATE     PERCENT OF              W.A.     W.A.      W.A.
NEXT RATE                MORTGAGE       PRINCIPAL      PRINCIPAL    W.A.      GROSS    FICO    ORIGINAL
RESET DATE                 LOANS          BALANCE       BALANCE     DTI     COUPON    SCORE      LTV
---------------------------------------------------------------------------------------------------------
10/1/04                       3        $319,180.94        0.14%    47.87%    7.722%    640      97.11%
11/1/04                       8       1,251,201.38        0.53     39.64     7.395     591      87.07
12/1/04                      47       7,473,496.68        3.17     43.46     7.438     622      86.36
1/1/05                      210      33,536,089.47       14.24     41.29     7.586     615      80.13
5/1/05                        1         261,664.85        0.11     45.57     7.250     757      80.00
8/1/05                        2         204,329.71        0.09     41.63     8.803     621      87.33
9/1/05                        3         198,797.43        0.08     47.49     8.217     611      86.81
10/1/05                       9       1,795,789.26        0.76     44.45     7.675     643      87.63
11/1/05                      23       4,698,976.40        2.00     44.52     7.946     637      84.41
12/1/05                     187      32,704,460.14       13.89     42.51     7.587     632      81.65
1/1/06                      913     152,522,705.21       64.76     42.11     7.619     630      80.63
2/1/06                        2         570,111.56        0.24     45.52     7.294     685      76.72
---------------------------------------------------------------------------------------------------------
TOTAL:                    1,408    $235,536,803.01      100.00%    42.17%    7.610%    628      81.07%
---------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                           W.A.        W.A.
                         ORIGINAL   REMAINING    W.A.     W.A.     W.A.       W.A.      W.A.
NEXT RATE                TERM TO     TERM TO     LOAN   INITIAL   INTERIM     MAX        MIN       W.A.
RESET DATE               MATURITY    MATURITY     AGE     CAP       CAP       RATE      RATE      MARGIN
--------------------------------------------------------------------------------------------------------
10/1/04                     360          354       6   1.500%    1.500%    14.722%    7.722%     6.474%
11/1/04                     360          355       5    1.500     1.500     14.395     7.395      5.983
12/1/04                     360          356       4    1.500     1.500     14.438     7.438      6.252
1/1/05                      360          357       3    1.500     1.500     14.586     7.586      6.261
5/1/05                      360          349      11    1.500     1.500      14.25     7.250      6.250
8/1/05                      360          352       8    1.500     1.500     15.803     8.803      7.750
9/1/05                      360          353       7    1.500     1.500     15.217     8.217      7.217
10/1/05                     360          354       6    1.500     1.500     14.675     7.675      6.254
11/1/05                     360          355       5    1.500     1.500     14.946     7.946      6.677
12/1/05                     360          356       4    1.500     1.500     14.587     7.587      6.327
1/1/06                      360          357       3    1.500     1.500     14.619     7.619      6.316
2/1/06                      360          358       2    1.500     1.500     14.294     7.294      5.965
--------------------------------------------------------------------------------------------------------
TOTAL:                      360          357       3    1.500%    1.500%    14.610%    7.610%     6.314%
--------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                               BOND SUMMARY (TO MATURITY)
                                               --------------------------
CLASS AI (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 15.91         6.33          4.47          3.37          2.63           2.06          1.16
First Principal Payment Date      05/25/2003   05/25/2003    05/25/2003    05/25/2003    05/25/2003     05/25/2003    05/25/2003
Last Principal Payment Date       01/25/2032   12/25/2028    01/25/2023    06/25/2018    10/25/2015     07/25/2013    10/25/2005
Payment Windows (mos.)               345           308           237           182           150           123            30

CLASS AII (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 18.88         4.41          3.12          2.41          1.90           1.48          1.18
First Principal Payment Date      05/25/2003   05/25/2003    05/25/2003    05/25/2003    05/25/2003     05/25/2003    05/25/2003
Last Principal Payment Date       01/25/2033   11/25/2021    06/25/2016    04/25/2013    10/25/2010     08/25/2008    07/25/2005
Payment Windows (mos.)               357           223           158           120           90             64            27

CLASS M-1 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.70         9.62          6.72          5.22          4.60           4.67          4.24
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    07/25/2006    10/25/2006     02/25/2007    10/25/2005
Last Principal Payment Date      11/25/2032    07/25/2025    06/25/2019    01/25/2016    05/25/2013     06/25/2011    06/25/2010
Payment Windows (mos.)               108          214            157           115           80             53            57

CLASS M-2 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.70         9.53          6.67          5.12          4.35           4.04          3.34
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    06/25/2006    07/25/2006     09/25/2006    03/25/2006
Last Principal Payment Date      10/25/2032    08/25/2023    01/25/2018    10/25/2014    04/25/2012     08/25/2010    05/25/2008
Payment Windows (mos.)               107          191            140           101           70             48            27

CLASS M-3 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.68         9.33          6.51          4.98          4.18           3.77          2.99
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    05/25/2006    06/25/2006     07/25/2006    01/25/2006
Last Principal Payment Date      08/25/2032    12/25/2020    04/25/2016    01/25/2013    12/25/2010     07/25/2009    08/25/2007
Payment Windows (mos.)               105          159            119           81            55             37            20

CLASS M-4 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.64         9.13          6.33          4.83          4.06           3.62          2.85
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    05/25/2006    06/25/2006     06/25/2006    12/25/2005
Last Principal Payment Date      03/25/2032    05/25/2018    04/25/2014    07/25/2011    10/25/2009     07/25/2008    12/25/2006
Payment Windows (mos.)               100          128            95            63            41             26            13

CLASS M-5 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.47         8.65          5.94          4.54          3.80           3.41          2.68
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    05/25/2006    05/25/2006     05/25/2006    11/25/2005
Last Principal Payment Date      12/25/2031    08/25/2017    03/25/2013    09/25/2010    02/25/2009     01/25/2008    08/25/2006
Payment Windows (mos.)               97           119            82            53            34             21            10

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                            BOND SUMMARY (TO CALL)
CLASS AI (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 15.91         5.64          3.87          2.88          2.23           1.73          1.16
First Principal Payment Date      05/25/2003   05/25/2003    05/25/2003    05/25/2003    05/25/2003     05/25/2003    05/25/2003
Last Principal Payment Date       09/25/2031   09/25/2016    07/25/2012    03/25/2010    09/25/2008     09/25/2007    10/25/2005
Payment Windows (mos.)               341           161           111           83            65             53            30

CLASS AII (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 18.80         4.33          3.06          2.36          1.87           1.48          1.18
First Principal Payment Date      05/25/2003   05/25/2003    05/25/2003    05/25/2003    05/25/2003     05/25/2003    05/25/2003
Last Principal Payment Date       09/25/2031   09/25/2016    07/25/2012    03/25/2010    09/25/2008     09/25/2007    07/25/2005
Payment Windows (mos.)               341           161           111           83            65             53            27

CLASS M-1 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.57         8.90          6.12          4.74          4.21           4.24          3.00
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    07/25/2006    10/25/2006     02/25/2007    10/25/2005
Last Principal Payment Date      09/25/2031    09/25/2016    07/25/2012    03/25/2010    09/25/2008     09/25/2007    06/25/2006
Payment Windows (mos.)               94           108            74            45            24             8             9

CLASS M-2 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.57         8.90          6.12          4.70          4.02           3.78          3.08
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    06/25/2006    07/25/2006     09/25/2006    03/25/2006
Last Principal Payment Date      09/25/2031    09/25/2016    07/25/2012    03/25/2010    09/25/2008     09/25/2007    06/25/2006
Payment Windows (mos.)               94           108            74            46            27             13            4

CLASS M-3 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.57         8.90          6.12          4.69          3.95           3.58          2.87
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    05/25/2006    06/25/2006     07/25/2006    01/25/2006
Last Principal Payment Date      09/25/2031    09/25/2016    07/25/2012    03/25/2010    09/25/2008     09/25/2007    06/25/2006
Payment Windows (mos.)               94           108            74            47            28             15            6

CLASS M-4 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.57         8.90          6.12          4.68          3.93           3.52          2.79
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    05/25/2006    06/25/2006     06/25/2006    12/25/2005
Last Principal Payment Date      09/25/2031    09/25/2016    07/25/2012    03/25/2010    09/25/2008     09/25/2007    06/25/2006
Payment Windows (mos.)               94           108            74            47            28             16            7

CLASS M-5 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     200%|200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.47         8.62          5.92          4.53          3.79           3.40          2.68
First Principal Payment Date     12/25/2023    10/25/2007    06/25/2006    05/25/2006    05/25/2006     05/25/2006    11/25/2005
Last Principal Payment Date      09/25/2031    09/25/2016    07/25/2012    03/25/2010    09/25/2008     09/25/2007    06/25/2006
Payment Windows (mos.)               94           108            74            47            29             17            8

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                         NET WAC RATE RELATED TO THE CLASS AII CERTIFICATES
                         --------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                              NET WAC       NET WAC                                 NET WAC       NET WAC
    PERIOD       PAY DATE     RATE(1)       RATE(2)       PERIOD       PAY DATE     RATE(1)       RATE(2)
-------------------------------------------------------------------------------------------------------------
      1          5/25/03       12.54         14.00          43         11/25/06       6.91         10.31
      2          6/25/03        6.88         14.00          44         12/25/06       7.14         10.65
      3          7/25/03        7.11         14.00          45         1/25/07        6.91         10.31
      4          8/25/03        6.88         14.00          46         2/25/07        6.91         11.67
      5          9/25/03        6.88         14.00          47         3/25/07        7.65         12.92
      6          10/25/03       7.11         14.00          48         4/25/07        6.91         11.67
      7          11/25/03       6.88         14.00          49         5/25/07        7.14         12.06
      8          12/25/03       7.11         14.00          50         6/25/07        6.91         11.67
      9          1/25/04        6.88         14.00          51         7/25/07        7.14         12.06
      10         2/25/04        6.88         14.00          52         8/25/07        6.91         12.86
      11         3/25/04        7.35         14.00          53         9/25/07        6.91         12.86
      12         4/25/04        6.88         14.00          54         10/25/07       7.14         13.29
      13         5/25/04        7.11         14.00          55         11/25/07       6.91         12.86
      14         6/25/04        6.88         14.00          56         12/25/07       7.14         13.29
      15         7/25/04        7.11         14.00          57         1/25/08        6.91         12.86
      16         8/25/04        6.88         14.00          58         2/25/08        6.91         13.65
      17         9/25/04        6.88         14.00          59         3/25/08        7.39         14.59
      18         10/25/04       7.11         14.00          60         4/25/08        6.91         13.65
      19         11/25/04       6.88         14.00          61         5/25/08        7.14         14.11
      20         12/25/04       7.11         14.00          62         6/25/08        6.91         13.65
      21         1/25/05        6.88         14.00          63         7/25/08        7.14         14.11
      22         2/25/05        6.88         14.00          64         8/25/08        6.91         13.65
      23         3/25/05        7.62         14.00          65         9/25/08        6.91         13.65
      24         4/25/05        6.88         14.00          66         10/25/08       7.14         14.11
      25         5/25/05        7.11         14.00          67         11/25/08       6.91         13.65
      26         6/25/05        6.88         14.00          68         12/25/08       7.14         14.11
      27         7/25/05        7.11         14.00          69         1/25/09        6.91         13.65
      28         8/25/05        6.88         14.00          70         2/25/09        6.91         13.65
      29         9/25/05        6.88         14.00          71         3/25/09        7.65         15.11
      30         10/25/05       7.11         14.00          72         4/25/09        6.91         13.65
      31         11/25/05       6.88         14.00          73         5/25/09        7.14         14.11
      32         12/25/05       7.11         14.00          74         6/25/09        6.91         13.65
      33         1/25/06        6.88         14.00          75         7/25/09        7.14         14.11
      34         2/25/06        6.91         14.00          76         8/25/09        6.91         13.65
      35         3/25/06        7.65         14.00          77         9/25/09        6.91         13.65
      36         4/25/06        6.91         14.00          78         10/25/09       7.14         14.11
      37         5/25/06        7.14         14.00          79         11/25/09       6.91         13.65
      38         6/25/06        6.91         14.00          80         12/25/09       7.14         14.11
      39         7/25/06        7.14         14.00          81         1/25/10        6.91         13.65
      40         8/25/06        6.91         10.31          82         2/25/10        6.91         13.65
      41         9/25/06        6.91         10.31          83         3/25/10        7.65         15.11
      42         10/25/06       7.14         10.65
-------------------------------------------------------------------------------------------------------------


(1) Assumes 1-month LIBOR at 1.33, 6-month LIBOR at 1.33, and is run at the pricing speed to call.

(2) Assumes 1-month LIBOR at 99.00, 6-month LIBOR at 99.00, is run at the pricing speed to call and payments are received from the Group II Yield Maintenance Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                [BANC OF AMERICA SECUITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2003-AHL1
$358,669,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               NET WAC RATE FOR MEZZANINE CERTIFICATES
                               ---------------------------------------

-------------------------------------------------------------------------------------------------------------
                              NET WAC       NET WAC                                 NET WAC       NET WAC
    PERIOD       PAY DATE     RATE(1)       RATE(2)       PERIOD       PAY DATE     RATE(1)       RATE(2)
-------------------------------------------------------------------------------------------------------------
      1          5/25/03       12.49         12.49          43         11/25/06       6.87         8.78
      2          6/25/03        6.85         6.85           44         12/25/06       7.09         9.06
      3          7/25/03        7.08         7.08           45         1/25/07        6.87         8.76
      4          8/25/03        6.85         6.85           46         2/25/07        6.87         9.50
      5          9/25/03        6.85         6.85           47         3/25/07        7.60         10.50
      6          10/25/03       7.08         7.08           48         4/25/07        6.86         9.46
      7          11/25/03       6.85         6.85           49         5/25/07        7.09         9.76
      8          12/25/03       7.08         7.08           50         6/25/07        6.86         9.43
      9          1/25/04        6.85         6.85           51         7/25/07        7.09         9.73
      10         2/25/04        6.85         6.85           52         8/25/07        6.86         10.03
      11         3/25/04        7.32         7.32           53         9/25/07        6.86         10.01
      12         4/25/04        6.85         6.85           54         10/25/07       7.09         10.32
      13         5/25/04        7.08         7.08           55         11/25/07       6.86         9.97
      14         6/25/04        6.85         6.85           56         12/25/07       7.09         10.28
      15         7/25/04        7.08         7.08           57         1/25/08        6.86         9.93
      16         8/25/04        6.85         6.85           58         2/25/08        6.86         10.32
      17         9/25/04        6.85         6.85           59         3/25/08        7.33         11.00
      18         10/25/04       7.08         7.08           60         4/25/08        6.86         10.27
      19         11/25/04       6.85         6.85           61         5/25/08        7.09         10.59
      20         12/25/04       7.08         7.08           62         6/25/08        6.86         10.23
      21         1/25/05        6.85         6.85           63         7/25/08        7.09         10.54
      22         2/25/05        6.86         7.02           64         8/25/08        6.86         10.18
      23         3/25/05        7.59         7.77           65         9/25/08        6.86         10.16
      24         4/25/05        6.85         7.01           66         10/25/08       7.09         10.48
      25         5/25/05        7.08         7.25           67         11/25/08       6.86         10.12
      26         6/25/05        6.85         7.01           68         12/25/08       7.09         10.43
      27         7/25/05        7.08         7.25           69         1/25/09        6.86         10.07
      28         8/25/05        6.85         7.17           70         2/25/09        6.86         10.05
      29         9/25/05        6.85         7.17           71         3/25/09        7.59         11.10
      30         10/25/05       7.08         7.41           72         4/25/09        6.86         10.00
      31         11/25/05       6.85         7.17           73         5/25/09        7.08         10.31
      32         12/25/05       7.08         7.41           74         6/25/09        6.86         9.96
      33         1/25/06        6.85         7.17           75         7/25/09        7.08         10.27
      34         2/25/06        6.87         8.02           76         8/25/09        6.86         9.92
      35         3/25/06        7.61         8.87           77         9/25/09        6.85         9.89
      36         4/25/06        6.87         8.01           78         10/25/09       7.08         10.20
      37         5/25/06        7.10         8.27           79         11/25/09       6.85         9.85
      38         6/25/06        6.87         8.00           80         12/25/09       7.08         10.16
      39         7/25/06        7.10         8.26           81         1/25/10        6.85         9.81
      40         8/25/06        6.87         8.81           82         2/25/10        6.85         9.78
      41         9/25/06        6.87         8.80           83         3/25/10        7.59         10.81
      42         10/25/06       7.10         9.08
-------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.33, 6-month LIBOR at 1.33, and is run at the pricing speed to call.

(2) Assumes 1-month LIBOR at 99.00, 6-month LIBOR at 99.00, is run at the pricing speed to call.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.